Exhibit 10.28(a)

Execution Version

Frontier Airlines, Inc.

as Customer

and

Vertical Horizons, Ltd.

as Buyer

and

Airbus S.A.S.

as Airbus

Assignment and Assumption Agreement

Purchase Agreements

Five (5) Airbus A320neo Aircraft and nine (9) Airbus A321ceo Aircraft

Purchase Agreements Assignment and Assumption Agreement

Dated 23 December 2014

Between:

(1)	Frontier Airlines, Inc., a corporation incorporated and existing under the laws of the State of Colorado, United States of America (the Customer);

(2)	Vertical Horizons, Ltd., a company incorporated and existing under the laws of the Cayman Islands whose registered address and principal place of business is at the offices of Intertrust SPV (Cayman) Limited, 190 Elgin Avenue, George Town, Grand Cayman, KY1 9005, Cayman Islands (the Buyer); and

(3)	Airbus S.A.S., a société par actions simplifiée created and existing under French law and having its registered office at 1, rond-point Maurice Bellonte, 31700 Blagnac, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (Airbus).

Recitals:

(A)	The Customer and Airbus have entered into the Purchase Agreements for the sale and purchase of, inter alia, the Aircraft.

(B)	The Buyer has entered into the PDP Loan Agreement pursuant to which the Finance Parties have agreed to make available to the Buyer certain facilities on the terms and conditions contained in the PDP Loan Agreement for the purposes of refinancing and financing a portion of the Pre-Delivery Payments paid or payable (as the case may be) to Airbus in relation to the Aircraft.

(C)	On the terms and subject to the conditions set out below, the Parties have agreed that (i) the Customer shall assign and transfer to the Buyer certain of the Customer’s rights, interests, obligations and liabilities under the Purchase Agreements (in the case of the A320 Purchase Agreement, solely to the extent relating to the A320 Aircraft), (ii) the Buyer shall assume all such rights, interests, obligations and liabilities, (iii) the Customer shall be released from all such liabilities and obligations under the Purchase Agreements (in the case of the A320 Purchase Agreement, solely to the extent relating to the A320 Aircraft) and (iv) the Purchase Agreements (in the case of the A320 Purchase Agreement, solely to the extent relating to the A320 Aircraft) shall be assigned and transferred and amended and restated as set out in this Agreement.

It is agreed:

1	Interpretation

1.1	Definitions

Capitalised terms and expressions used in this Agreement shall, unless otherwise defined herein, have the meanings given to such terms in the Step-In Agreement. In this

Agreement (including the Recitals), except where the context otherwise requires, the following words and expressions have the following meanings:

Agreement means this assignment and assumption agreement.

Aircraft Interests means all of the Assigned Rights together with all of the Transferred Obligations and Aircraft Interest means the Assigned Rights and the Transferred Obligations in respect of any one (1) Aircraft.

Assigned A320 Purchase Agreement means the A320 Purchase Agreement (solely to the extent relating to the A320 Aircraft), as assigned and transferred pursuant to this Agreement and as amended and restated pursuant to this Agreement in the form set out in Part A of the Schedule (Form of Assigned Purchase Agreements).

Assigned A321 Purchase Agreement means the A321 Purchase Agreement, as assigned and transferred pursuant to this Agreement and as amended and restated pursuant to this Agreement in the form set out in Part B of the Schedule (Form of Assigned Purchase Agreements).

Assigned Purchase Agreements means, together, the Assigned A320 Purchase Agreement and the Assigned A321 Purchase Agreement (each, an Assigned Purchase Agreement).

Assigned Rights means, in relation to any Aircraft, all of the rights, title, interests and benefits of the Customer (other than the Retained Rights) under (i) the applicable Purchase Agreement (in the case of the A320 Purchase Agreement, solely to the extent relating to the A320 Aircraft) ***** and (ii) the applicable Assigned Purchase Agreement existing from the date of this Agreement, in each case, to the extent that such rights, title, interests and benefits relate to such Aircraft.

Parties means, collectively, Airbus, the Customer and the Buyer (each, a Party).

Pre-Delivery Payment Amount means:

(a)	in respect of each of the A320 Aircraft (being the A320 Aircraft with CA- CIDs *****), an amount of ***** for each of the A320 Aircraft;

(b)	in respect of each of the A321 Aircraft:

(i)	with CA-CIDs *****, an amount of ***** for each such A321 Aircraft;

(ii)	with CA-CIDs *****, an amount of ***** for each such A321 Aircraft;

(iii)	with CA-CIDs *****, an amount of ***** for each such A321 Aircraft; and

(iv)	with CA-CID *****, an amount of *****.

Proceedings has the meaning given to that term in Clause 9.2.1 (Jurisdiction).

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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Retained Obligation means, in relation to the Customer, any obligation, duty or liability of the Customer under a Purchase Agreement for which there is no corresponding obligation, duty or liability of the Buyer under the applicable Assigned Purchase Agreement, and Retained Obligations shall be construed accordingly.

Retained Right means, in relation to the Customer, any right, title, interest or benefit of the Customer under a Purchase Agreement for which there is no corresponding right, title, interest or benefit of the Buyer under the applicable Assigned Purchase Agreement, and Retained Rights shall be construed accordingly.

Security Trustee means Bank of Utah, not in its individual capacity but solely as security trustee for and on behalf of the Finance Parties.

Step-In Agreement means the step-in agreement relating to five (5) Airbus A320neo aircraft and nine (9) Airbus A321ceo aircraft entered into on or about the date hereof between the Security Trustee, the Buyer and Airbus.

Transaction Documents has the meaning given to that term in Clause 7.1(a).

Transferred Obligations means, in relation to any Aircraft, all of the Customer’s obligations, duties and liabilities (other than the Retained Obligations) under (i) the applicable Purchase Agreement (in the case of the A320 Purchase Agreement, solely to the extent relating to the A320 Aircraft) existing prior to the date of this Agreement and (ii) the applicable Assigned Purchase Agreement existing from the date of this Agreement, in each case, to the extent that such obligations, duties and liabilities relate to such Aircraft.

1.2	Interpretation

1.2.1	Clause headings and the table of contents are inserted for convenience of reference only and shall be ignored in the interpretation of this Agreement.

1.2.2	In this Agreement, unless the context otherwise requires:

(a)	References to Clauses, Recitals and Schedules are to be construed as references to the clauses and recitals of, and schedules to, this Agreement and references to this Agreement include its Recitals and Schedules;

(b)	references to (or to any specified provision of) this Agreement or any other document shall be construed as references to this Agreement, that provision or that document as in force for the time being and as may be amended, assigned, transferred, supplemented, extended or reinstated (in each case, no matter how fundamentally) from time to time in accordance with its terms and where consent is, by the terms of this Agreement, required to be obtained as a condition to such amendment being permitted, with the prior written consent of the relevant parties;

(c)	words importing the plural shall include the singular and vice versa, and words importing a gender include every gender;

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(d)	references to a person shall be construed as including references to an individual, firm, company, corporation, unincorporated body of persons or any government entity or any of its agencies;

(e)	references to any party in this Agreement shall be construed so as to include that party’s successors, permitted assigns and permitted transferees in accordance with its interests;

(f)	a reference to including shall be construed as a reference to including without limitation, so that any list of items or matters appearing after the word including shall be deemed not to be an exhaustive list, but shall be deemed rather to be a representative list, of those items or matters forming a part of the category described prior to the word including; and

(g)	references to any provision of law is a reference to such provision as applied, amended, extended or re-enacted and includes any subordinate legislation.

1.2.3	This Agreement is conditional upon the execution of each other Relevant Document.

2	Assignment and Assumption

2.1	The Parties agree that from the date of this Agreement, each Purchase Agreement (in the case of the A320 Purchase Agreement, solely to the extent relating to the A320 Aircraft) shall be assigned and transferred from the Customer to the Buyer on the following terms:

(a)	the Customer assigns and transfers to the Buyer the Assigned Rights and the Transferred Obligations;

(b)	the Buyer agrees to accept and hereby accepts the Assigned Rights and undertakes in favour of Airbus to assume and perform the Transferred Obligations and to be bound by the terms of each Assigned Purchase Agreement;

(c)	Airbus releases and discharges the Customer from the Transferred Obligations and accepts the assumption by the Buyer under the Assigned Purchase Agreements of the Transferred Obligations and hereby agrees to perform its obligations under the Assigned Purchase Agreements in favour of the Buyer;

(d)	the Customer releases and discharges Airbus from its obligations and liabilities to the Customer under the Purchase Agreements (in the case of the A320 Purchase Agreement, solely to the extent relating to the A320 Aircraft) other than with respect to any exercise by the Customer of the Retained Rights and agrees that it has no further rights against Airbus under the Purchase Agreements (in the case of the A320 Purchase Agreement, solely to the extent relating to the A320 Aircraft) other than the Retained Rights;

(e)	none of the Customer or the Buyer shall have any claim against one another in respect of any and all liabilities, obligations, claims and demands whatsoever relating to or arising out of the Purchase Agreements (other than with respect to the Retained Rights and the Retained Obligations) after the date of this Agreement; and

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(f)	the Buyer shall have (to the exclusion of the Customer) all the respective rights, which were vested in the Customer in respect of the Assigned Rights immediately prior to the date of this Agreement, it being agreed and confirmed, for the avoidance of doubt, that the foregoing provisions of this Clause 2.1 apply, in the case of the A320 Aircraft, solely to the extent that the Assigned Rights and the Transferred Obligations relate to the A320 Aircraft and the A320 Purchase Agreement as it relates to the A320 Aircraft (and not any other aircraft that is the subject of the A320 Purchase Agreement) and, in the case of the A320 Purchase Agreement, solely to the extent that the A320 Purchase Agreement relates to the A320 Aircraft (and not any other aircraft that is the subject of the A320 Purchase Agreement).

2.2	Each of the foregoing events are conditional on, and take effect simultaneously with, the others.

2.3	The Customer shall remain liable to Airbus to perform all the obligations of the “Buyer” under each Purchase Agreement as it relates to any aircraft other than the Aircraft, in each case in accordance with the terms of each Purchase Agreement, and Airbus shall remain liable to the Customer to perform all obligations of the “Seller” under each Purchase Agreement as it relates to any aircraft other than the Aircraft, in each case in accordance with the terms of each Purchase Agreement.

2.4	Notwithstanding any of the transactions contemplated by this Agreement or any of the other Relevant Documents, the Customer agrees and acknowledges that Airbus shall continue to have the same rights and remedies against the Customer as Airbus would have had under each Purchase Agreement (and any document entered into pursuant thereto) in respect of any losses, liabilities or claims suffered or incurred by Airbus insofar as the same are attributable to the period prior to the date of this Agreement, whether in respect of the Aircraft or otherwise.

2.5	The Buyer hereby appoints the Customer to perform (and the Customer hereby undertakes to the Buyer that it will perform), on behalf and to the exclusion of the Buyer, as the Customer may reasonably determine to be appropriate and/or necessary within the authority granted to it, each of the Assigned Rights and the Parties agree that, except as otherwise stated in this Agreement, to the extent any Transferred Obligations are performed by the Customer after the date of this Agreement, such performance shall be deemed to be performance of such Transferred Obligations by the Buyer and shall satisfy any corresponding obligation of the Buyer to perform the same Transferred Obligations under the applicable Assigned Purchase Agreement.

3	Pre-Delivery Payment Amounts

3.1	Each of the Customer and the Buyer acknowledges and agrees that:

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(a)	as of and with effect from the date of this Agreement, the Customer (i) transfers to the Buyer all of its rights, title and interest in or to the Pre- Delivery Payments for each Aircraft equal to the Pre-Delivery Payment Amount specified for that Aircraft in Clause 1.1 (Definitions), (ii) instructs Airbus to treat such Pre-Delivery Payments as having been paid for and on behalf of the Buyer and (iii) irrevocably renounces any rights it may have in respect of such Pre-Delivery Payments; and

(b)	any and all amounts in respect of the Pre-Delivery Payments for any Aircraft which become payable under the applicable Assigned Purchase Agreement after the date of this Agreement shall be payable by the Buyer to Airbus in accordance with the terms of the applicable Assigned Purchase Agreement and the Customer shall have no liability in respect of these amounts.

3.2	Airbus acknowledges the transfer and instructions in Clause 3.1(a) above and agrees that it will treat the Pre-Delivery Payments for each Aircraft equal to the Pre-Delivery Payment Amount specified for that Aircraft in Clause 1.1 (Definitions) as having been paid for and on behalf of the Buyer pursuant to the applicable Assigned Purchase Agreement.

4	Amendment and Restatement of each Purchase Agreement

4.1	The Parties agree that, effective on and from the assignment and assumption pursuant to Clause 2 (Assignment and Assumption), each Purchase Agreement (as assigned and assumed pursuant to Clause 2 (Assignment and Assumption)) shall:

(a)	in respect of the A320 Aircraft, be amended and restated in the form set out in Part A of the Schedule (Form of Assigned Purchase Agreements) and shall constitute the Assigned A320 Purchase Agreement; and

(b)	in respect of the A321 Aircraft, be amended and restated in the form set out in Part B of the Schedule (Form of Assigned Purchase Agreements) and shall constitute the Assigned A321 Purchase Agreement.

4.2	Except as set out in this Agreement:

(a)	each Purchase Agreement shall remain unmodified and in full force and effect and shall continue to constitute the applicable Purchase Agreement between the Customer and Airbus to the extent relating to any aircraft other than the Aircraft; and

(b)	each Assigned Purchase Agreement shall remain unmodified and in full force and effect and shall continue to constitute the applicable Assigned Purchase Agreement between the Buyer and Airbus to the extent relating to the applicable Aircraft.

4.3	Airbus, the Customer and the Buyer acknowledge and agree, for the benefit of the Buyer, that the Retained Rights and the Retained Obligations are strictly without prejudice to the rights and obligations of the Buyer under each Assigned Purchase Agreement.

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5	Further Assurances

The Customer and the Buyer shall from time to time, at the request of Airbus and at the cost of the Customer or, as the case may be, the Buyer, do and perform or cause to be done and performed such other and further acts and execute and deliver or cause to be executed and delivered any and all such other instruments as may be required by law or requested by Airbus, in order to establish, maintain and protect the rights and remedies of Airbus hereunder and to carry out and effect the intent and purpose of this Agreement.

6	Representations and Warranties

6.1	The Customer represents and warrants to the Buyer and Airbus that, as at the date of this Agreement:

(a)	it is the sole lawful owner of all rights, title and interest in and to the Aircraft Interests and neither the Aircraft Interests nor any part thereof is subject to any Encumbrance; and

(b)	each Purchase Agreement is in full force and effect and is enforceable against it in accordance with its terms subject to general principles of equity and any applicable law from time to time in effect relating to bankruptcy or liquidation or any other applicable law affecting generally the enforcement of creditor’s rights.

6.2	The Buyer represents and warrants that:

(a)	it has reviewed in full all the provisions of each Assigned Purchase Agreement and hereby confirms to Airbus that the same are, subject to and in accordance with the terms set out in this Agreement, in every way acceptable to and binding on it;

(b)	it has not entered into any business or other activity save for that contemplated or expressly permitted by the Transaction Documents; and

(c)	it has not entered into any contract or agreement or any business or other activities with any person (save in connection with corporate management and administrative matters) or created or incurred any liability or indebtedness to any person, in each case, save as contemplated and permitted by the Transaction Documents.

6.3	Each of the Customer and the Buyer represents and warrants that:

(a)	it is duly incorporated and validly existing under the laws of its jurisdiction of incorporation and has the power and authority to enter into and perform its obligations under this Agreement and all necessary action has been taken by it to authorise the execution, delivery and performance of this Agreement;

(b)	no authorisations, consents or approvals are required to be obtained by it under the laws, rules and regulations of any governmental authorities or other official bodies in their jurisdiction of incorporation known to be applicable in connection with this Agreement;

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(c)	this Agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms subject to general principles of equity and any applicable law from time to time in effect relating to bankruptcy or liquidation or any other applicable law affecting generally the enforcement of creditors’ rights; and

(d)	the execution and delivery of, the performance of its obligations under, and compliance by it with the provisions of this Agreement will not:

(i)	conflict with any agreement or other instrument or treaty to which it is a party;

(ii)	contravene any existing applicable law of its jurisdiction of incorporation; or

(iii)	contravene or conflict with any provision of its constitutional documents.

7	Undertakings

7.1	The Buyer shall not enter into any business or other activity other than:

(a)	the business of purchasing, financing, owning, leasing and disposal of the Aircraft and the exercise of rights under, and the performance of all obligations to be performed by it pursuant to, each Relevant Document, the PDP Loan Agreement and the “Operative Documents” referred to in the PDP Loan Agreement (collectively, the Transaction Documents) to which it is a party from time to time or any documents executed or to be executed by it in connection with the transactions contemplated thereby; and

(b)	activities incidental to or expressly contemplated by the foregoing or otherwise required in respect of the management and/or administration and/or corporate existence of the Buyer.

7.2	The Buyer shall cause to be maintained certain policies and procedures relating to its existence as a separate legal entity.

7.3	The Buyer shall:

(a)	observe all formalities necessary to remain a legal entity separate and distinct from, and independent of, the Customer and any other person;

(b)	maintain its assets and liabilities separate and distinct from those of the Customer and any other person;

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(c)	not commingle its assets and/or funds with those of the Customer or any other person;

(d)	maintain records, books and accounts separate from those of the Customer and any other person;

(e)	conduct its business in its own name on arm’s length terms and pay its obligations in the ordinary course of business;

(f)	not agree to pay, assume, guarantee or become liable for any debt of, or otherwise grant any Encumbrance in relation to any of its assets for the benefit of, the Customer or any other person, except pursuant to any Encumbrance that is granted by it pursuant to any Transaction Document;

(g)	not hold out that it is a division of the Customer or any other person or that the Customer or any other person is a division of it;

(h)	save for entering into the Transaction Documents, not induce any third party to rely on the creditworthiness of the Customer or any other person in order that such third party will contract with it;

(i)	not acquire any shares (or any other equity interest or securities) of the Customer or any other person; and

(j)	observe all material corporate or other procedures required under applicable law and under its constitutive documents.

For the avoidance of doubt, the Buyer is not authorized to engage in any activity or other undertaking save as expressly required or expressly contemplated by the Transaction Documents.

8	Miscellaneous

8.1	Notices

All notices, requests, demands or other written communications in relation to this Agreement shall be made in accordance with the provisions of clause 13 of the Step-In Agreement, which provisions apply to this Agreement mutatis mutandis, as if set out in full herein. For such purposes, each Party hereby confirms that its notice details are:

(a)	in the case of the Customer:

Frontier Airlines, Inc.

7001 Tower Road

Denver, CO 80249

United States of America

Fax:	+1 720 374 9297
Attention:	SVP – General Counsel

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(b)	in the case of the Buyer:

Vertical Horizons, Ltd.

c/o Intertrust SPV (Cayman) Limited

Elgin Avenue

George Town

Grand Cayman, KY1 9005

Cayman Islands

Fax:	+1 345 945 4757
Attention:	Directors

(c)	in the case of Airbus:

Airbus S.A.S.

1 rond point Maurice Bellonte

31707 Blagnac Cedex

France

Fax:	+*****
Attention:	Head of Contracts

8.2	Counterparts

This Agreement may be executed in any number of counterparts and by the different Parties on separate counterparts, each of which when so executed and delivered shall be an original and all counterparts shall together constitute one and the same instrument.

8.3	Waivers

Any waiver of any right, power or privilege by any Party shall be in writing signed by such Party. No failure or delay on the part of any Party in exercising any power or right hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any such right or power preclude any other or further exercise of any such right or power.

8.4	Variation

The provisions of this Agreement shall not be varied otherwise than by an instrument in writing executed by each of the Parties.

8.5	Invalidity

If at any time any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect under the law of any jurisdiction, that shall not in any way affect or impair:

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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(a)	the validity, legality or enforceability in that jurisdiction of any other provision of this Agreement; or

(b)	the validity, legality or enforceability under the law of any other jurisdiction of that or any other provision of this Agreement.

8.6	Assignments and Transfers

The Buyer agrees that it may not sell, assign, transfer, delegate or otherwise deal with or dispose of any of its rights and obligations under this Agreement or under an Assigned Purchase Agreement other than pursuant to that Assigned Purchase Agreement, the Re-Assignment and Assumption Agreement, the Step-In Agreement and the Security Assignment.

8.7	Confidentiality

Each Party agrees that it shall treat as confidential, and shall not disclose to any person, this Agreement and/or the Assigned Purchase Agreements (and any information relating to this Agreement and/or the Assigned Purchase Agreements), in each case in accordance with the terms of section 18.11 of each Assigned Purchase Agreement as if such section were set out in full herein, mutatis mutandis.

9	Governing Law and Jurisdiction

9.1	Governing Law

THIS AGREEMENT SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS ENTERED INTO IN THAT STATE BETWEEN CITIZENS OF THAT STATE AND TO BE PERFORMED WHOLLY WITHIN THAT STATE WITHOUT REFERENCE TO ANY RULES GOVERNING CONFLICTS OF LAWS (OTHER THAN IN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

9.2	Jurisdiction

9.2.1	Each Party irrevocably agrees that the Supreme Court of the State of New York sitting in the Borough of Manhattan, New York City, or the United States District Court for the Southern District of New York shall have non-exclusive jurisdiction to hear and determine any suit, action or proceeding (Proceedings), and to settle any disputes, which may arise out of or in connection with this Agreement and for such purpose irrevocably submits to the jurisdiction of such courts.

9.2.2	Each Party further agrees, to the fullest extent permitted by applicable laws, that final judgment against it in any Proceeding referred to herein shall be conclusive and may be enforced in any other jurisdiction, within or outside the United States of America, by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and amount of its obligations and liabilities.

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9.2.3	The submission by the Parties to the jurisdiction mentioned in Clause 9.2.1 shall not (and shall not be construed so as to) limit the right of the either Party to take Proceedings against the other Party in any other court of competent jurisdiction nor shall the taking of Proceedings in any one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction, whether concurrently or not, if and to the extent permitted by applicable law.

9.2.4	Each Party hereby consents generally in respect of any Proceedings arising out of or in connection with this Agreement to the giving of any relief or the issue of any process in connection with such Proceedings including, without limitation, the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgment which may be made or given in such Proceedings.

9.2.5	EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

9.3	Each Party hereby irrevocably and unconditionally waives, to the fullest extent permitted by applicable laws, any objection which it may now or hereafter have to the laying of venue of any Proceeding arising out of or in connection with this Agreement brought in any of the aforesaid courts, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim that any such Proceeding brought in any such court has been brought in an inconvenient forum.

9.3.1	Each Party waives generally all immunity it or its assets or revenues may otherwise have in any jurisdiction, including immunity in respect of:

(a)	the giving of any relief by way of injunction or order for specific performance or for the recovery of assets or revenues; and

(b)	the issue of any process against its assets or revenues for the enforcement of a judgement or, in an action in rem, for the arrest, detention or sale of any of its assets or revenues.

9.3.2	The Customer hereby irrevocably appoints Corporation Service Company at 80 State Street, Albany, New York, NY 12207-2543, U.S.A., as its agent for service of process in relation to any Proceedings in connection with this Agreement.

9.3.3	The Buyer hereby irrevocably appoints Corporation Service Company at 80 State Street, Albany, New York, NY 12207-2543, U.S.A., as its agent for service of process in relation to any Proceedings in connection with this Agreement.

9.3.4	Nothing contained in this Agreement shall affect the right to serve process in any other manner permitted by law.

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10	Limited Recourse

Each of the Customer and Airbus hereby acknowledges that its recourse against the Buyer is limited in accordance with the provisions of clause 24 of the Step-In Agreement.

In Witness whereof the Parties have caused this Agreement to be duly executed on the date first above written.

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The Schedule Form of Assigned Purchase Agreements

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Part A — Form of Assigned A320 Purchase Agreement

EXECUTION VERSION

A320 Purchase Agreement

BETWEEN

AIRBUS S.A.S.

as Seller

AND

Vertical Horizons, Ltd.

as Buyer

CONTENTS

CLAUSE	TITLE	PAGE
0	DEFINITIONS AND INTERPRETATION	1
1	SALE AND PURCHASE	4
2	SPECIFICATION	5
3	PRICES	7
4	PRICE REVISION [INTENTIONALLY LEFT BLANK]	7
5	PAYMENTS	7
6	MANUFACTURE PROCEDURE — INSPECTION	10
7	CERTIFICATION	11
8	TECHNICAL ACCEPTANCE	12
9	DELIVERY	13
10	EXCUSABLE DELAY	15
11	NON-EXCUSABLE DELAY	17
12	WARRANTIES AND SERVICE LIFE POLICY	18
13	PATENT AND COPYRIGHT INDEMNITY	32
14	BUYER FURNISHED EQUIPMENT	34
15	INDEMNIFICATION AND INSURANCE	36
16	REMEDIES	37
17	ASSIGNMENTS AND TRANSFERS	38
18	MISCELLANEOUS PROVISIONS	39

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CONTENTS

EXHIBIT	TITLE	PAGE
EXHIBIT A	PART 1 — AIRFRAME PRICE REVISION FORMULA	44
	Part 2 — PROPULSION SYSTEMS PRICE REVISION FORMULA	46
EXHIBIT B	FORM OF CERTIFICATE OF ACCEPTANCE	48
EXHIBIT C	BILL OF SALE	49
EXHIBIT D	PRE-DELIVERY PAYMENTS, SCHEDULED DELIVERY MONTHS	51

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A320 FAMILY PURCHASE AGREEMENT

This A320 Purchase Agreement is made on                      2014 (the “Agreement”).

BETWEEN:

AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 1, rond-point Maurice Bellonte, 31700 Blagnac, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”);

and

Vertical Horizons, Ltd, a company incorporated and existing under the laws of the Cayman Islands and having its registered office at the offices of Intertrust SPV (Cayman) Limited, 190 Elgin Avenue, George Town, Grand Cayman, KY1 9005, Cayman Islands (the “Buyer”).

WHEREAS subject to the terms and conditions of this Agreement, the Seller desires to sell the Aircraft to the Buyer and the Buyer desires to purchase the Aircraft from the Seller.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

0	DEFINITIONS AND INTERPRETATION

0.1	In addition to words and terms elsewhere defined in this Agreement, the initially capitalized words and terms used in this Agreement shall have the meaning set out below.

Affiliate means with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with such person.

Aircraft means an Airbus A320 aircraft delivered under this Agreement, including the Airframe, the Propulsion Systems, the NEO Option and any part, component, furnishing or equipment installed on the Aircraft on Delivery.

Airframe means the Aircraft excluding the Propulsion Systems.

Airframe Base Price has the meaning set out in Clause 3.1 which includes the SCN Budget.

Airframe Price Revision Formula is set out in Part 1 of Exhibit A.

Assignment and Assumption Agreement means the assignment and assumption agreement dated on or about 2014 made between Frontier, the Buyer and the Seller in relation to the Frontier A320 PA and the Aircraft.

Aviation Authority means when used in respect of any jurisdiction the government entity, which under the laws of such jurisdiction has control over civil aviation or the registration, airworthiness or operation of aircraft in such jurisdiction.

Business Day means a day, other than a Saturday or Sunday, on which business of the kind contemplated by this Agreement is carried on in France, in Germany and in the Buyer’s country or, where used in relation to a payment, which is a day on which banks are open for business in France, in Germany, in the Buyer’s country and in New York, as appropriate.

Declaration of Design and Performance or DDP means the documentation provided by an equipment manufacturer guaranteeing that the corresponding equipment meets the requirements of the Specification, the interface documentation as well as all the relevant certification requirements.

Delivery means the transfer of title to the Aircraft from the Seller to the Buyer in accordance with Clause 9.

Delivery Date means the date on which Delivery occurs.

Delivery Location means the facilities of the Seller at the location of final assembly of the Aircraft.

Export Airworthiness Certificate means an export certificate of airworthiness issued by the Aviation Authority of the Delivery Location.

Facility Agent means Citibank N.A. as facility agent for and on behalf of the Lenders under the PDP Loan Agreement.

Final Price has the meaning set out in Clause 3.2.

Frontier means Frontier Airlines, Inc. a company incorporated and existing under the laws of Colorado.

Frontier A320 PA means the aircraft purchase agreement dated 30 September 2011 as amended and supplemented from time to time, made between Frontier and the Seller.

Frontier A321 PA means the aircraft purchase agreement dated 31 October 2014 as amended and supplemented from time to time, made between Frontier and the Seller.

Guarantee means the guarantee and indemnity dated 2014 made between Frontier as guarantor and the Seller as beneficiary pursuant to which, amongst other things, Frontier shall guarantee to the Seller the due and punctual performance by the Buyer of all of its obligations owed to the Seller under this Agreement.

Irrevocable SCN means an SCN which is irrevocably part of the A320 Specification, as expressly set forth in Appendix 1, in the total amount of ***** and which cost is included in the Airframe Base Price set out in Clause 3.1.

Lenders has the meaning ascribed to such term in the Step-In Agreement.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Manufacture Facilities means the various manufacture facilities of the Seller, its Affiliates or any subcontractor, where the Airframe or its parts are manufactured or assembled.

New Engine Option or NEO has the meaning set out in Clause 2.1.

Other Agreement means any of:

1.	the Frontier A320 PA

2.	the Frontier A321 PA;

3.	the Assignment and Assumption Agreement;

4.	the Re-assignment and Re-assumption Agreement;

5.	the Vertical Horizons A321 PA;

6.	the Guarantee;

7.	the Step-In Agreement and any other document entered into in order to give effect to the transactions contemplated thereby; and

8.	any other material agreement made from time to time between the Buyer or any of its Affiliates or Frontier and the Seller or any of its Affiliates.

PDP Loan Agreement has the meaning ascribed to such term in the Step-in Agreement.

Predelivery Payment means the payment(s) determined in accordance with Clause 5.2.

Propulsion Systems has the meaning given to it in Clause 2.3.

Propulsion Systems Manufacturer means the manufacturer of the Propulsion System as set out in Clause 2.3.

Propulsion System Price Revision Formula is set out in Part 2 of Exhibit A.

Propulsion Systems Reference Price means the Propulsion Systems Manufacturer reference price as set out in Exhibit A Part 2.

Ready for Delivery means the time when the Technical Acceptance Process has been completed in accordance with Clause 8 and all technical conditions required for the issuance of the Export Airworthiness Certificate have been satisfied.

SCN Budget means the amount of *****, being the cost ***** of the SCNs which the Buyer and the Seller have assumed to be applicable to each Airframe as delivered hereunder and which cost is included in the Airframe Base Price set out in Clause 3.1.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Security Trustee means the Bank of Utah, not in its individual capacity but solely as security trustee for and on behalf of the Facility Agent and the Lenders.

Seller Furnished Equipment or SFE corresponds to items of equipment that are identified in the Specification as being furnished by the Seller.

Sharklets means a new large wingtip device designed to enhance the eco-efficiency and payload range performance of the A320 family aircraft and which is an Irrevocable SCN.

Vertical Horizons A321 PA means the aircraft purchase agreement dated , 2014 made between the Buyer and the Seller in respect of certain A321 aircraft.

Specification Change Notice or SCN means an agreement in writing between the parties to amend the Specification pursuant to Clause 2.

Specification means either: (a) the Standard Specification if no SCNs are applicable; or (b) if SCNs are applicable, the Standard Specification as amended by all applicable SCNs.

Standard Specification means the A320 standard specification document number *****.

Step-In Agreement means the step-in agreement dated 2014 made between the Buyer, the Security Trustee and the Seller in respect of the Aircraft.

0.2	Clause headings and the Index are inserted for convenience of reference only and shall be ignored in the interpretation of this Agreement.

0.3	In this Agreement unless the context otherwise requires:

(i)	references to Clauses, Appendices and Exhibits are to be construed as references to the Clauses of, and Appendices, and Exhibits to this Agreement and references to this Agreement include its Schedules, Exhibits and Appendices;

(ii)	words importing the plural shall include the singular and vice versa; and

(iii)	references to a person shall be construed as including, without limitation, references to an individual, firm, company, corporation, unincorporated body of persons and any state or agency of a state.

1	SALE AND PURCHASE

The Seller shall sell and deliver and the Buyer shall buy and take delivery of five (5) A320 Aircraft on the Delivery Date at the Delivery Location upon the terms and conditions contained in this Agreement.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

2	SPECIFICATION

2.1	Aircraft Specification

The Aircraft shall be manufactured in accordance with the Standard Specification, as may already have been modified or varied prior to the date of this Agreement by the Specification Change Notices and Irrevocable SCN’s listed in Appendix 1.

The Seller is currently developing a new engine option (the “New Engine Option” or “NEO”), applicable to the Aircraft. The specification of the Aircraft shall be derived from the current Standard Specification and based on the new Propulsion Systems, as set forth in Clause 2.3 below, and Sharklets, combined with the required airframe structural adaptations, as well as Aircraft systems and software adaptations required to operate such Aircraft. The foregoing is currently reflected in the Irrevocable SCNs listed in Appendix 1, the implementation of which is hereby irrevocably accepted by the Buyer.

The New Engine Option shall modify the design weights of the Standard Specification as follows:

A320
MLW	*****
MZFW	*****

2.2	Specification Amendment

The Specification may be further amended following signature of this Agreement in accordance with the terms of this Clause 2.

2.2.1     Specification Change Notices

The Specification may be amended by written agreement between the Buyer and the Seller in a Specification Change Notice. Each SCN shall be in the Seller’s standard form and shall set out the particular change to be made to the Specification and the effect, if any, of such change on the Aircraft affected thereby and on the text of the Specification. An SCN may result in an adjustment of the Final Price, which adjustment, if any, shall be specified in the SCN.

2.2.2     Development Changes

The Specification may also be amended to incorporate changes deemed necessary by the Seller to improve the Aircraft, prevent delay or ensure compliance with this Agreement (“Development Changes”), as set forth in this Clause 2.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

(i)	Manufacturer Specification Changes Notices

(a)	The Specification may be amended by the Seller through a Manufacturer Specification Change Notice (“MSCN”), which shall be substantially in the Seller’s standard form and shall set out the change to be made to the Specification and the effect, if any, of such change on the Aircraft affected thereby and the Specification.

(b)	If a MSCN is necessitated by an Aviation Authority directive or by equipment obsolescence (a “Mandatory MSCN”), any such Mandatory MSCN shall be accomplished without requiring the Buyer’s consent. If the MSCN is not a Mandatory MSCN (a “Non-Mandatory MSCN”) and adversely affects the performance, weight, Base Price, Delivery Date of the Aircraft affected thereby or the interchangeability or replaceability requirements under the Specification, the Seller shall notify the Buyer of a reasonable period of time during which the Buyer must accept or reject such Non-Mandatory MSCN. If the Buyer does not notify the Seller of the rejection of the Non-Mandatory MSCN within such period, the Non-Mandatory MSCN shall be deemed accepted by the Buyer and the corresponding modification shall be accomplished.

(ii)	In the event of the Seller revising the Specification to incorporate Development Changes which have no adverse effect on any of the elements as set forth in 2.2.2(i)(a) above, such revision shall be performed by the Seller without the Buyer’s consent.

(iii)	The Seller is considering turning certain items, which are currently BFE in the Specification, into SFE and the parties agree that such BFE items shall be excluded from the provisions of Clauses 2.2.2(i) and 2.2.2(ii) above and, should they become SFE, shall furthermore be chargeable to the Buyer.

2.3	Propulsion System

Each Airframe shall be equipped with a set of two (2) CFM International LEAP-1 A26 engines propulsion systems (the “Propulsion Systems”).

2.4	Milestones

2.4.1     Customization Milestones Chart

Within a reasonable period following signature of the Agreement, the Seller shall provide the Buyer with a customisation milestones chart (the “Customisation Milestone Chart”), setting out how far in advance of the Scheduled Delivery Month of the Aircraft an SCN must be executed in order to integrate into the Specification any items requested by the Buyer from the Seller’s catalogues of Specification change options (the “Option Catalogues”).

2.4.2     Contractual Definition Freeze

The Customisation Milestone Chart shall in particular define the date(s) by which the contractual definition of the Aircraft must be finalized and all SCNs need to have been executed by the Buyer (the “Contractual Definition Freeze” or “CDF”) in order to enable their incorporation into the manufacturing of the Aircraft and Delivery of the Aircraft in the Scheduled Delivery Month. Each such date shall be referred to as a “CDF Date”.

3	PRICES

3.1	Airframe Base Price

The Airframe Base Price is *****.

The Airframe Base Price has been established in accordance with the average economic conditions prevailing in ***** and corresponding to a theoretical delivery in *****.

3.2	Final Price

The Final Price of each Aircraft shall be the Airframe Base Price as increased by:

(i)	the price of any unpaid MSCNs and any Specification Change Notices ***** as adjusted to the Delivery Date of such Aircraft in accordance with the Airframe Price Revision Formula;

(ii)	escalation of the Airframe Base Price from a theoretical delivery date of ***** to the Delivery Date of such Aircraft in accordance with the Airframe Price Revision Formula;

(iii)	the Propulsion Systems Reference Price and its corresponding escalation from a theoretical delivery date of ***** for the Propulsion Systems to the actual Delivery Date of such Aircraft in accordance with the Propulsion System Price Revision Formula; and

(iv)	any other amount due from the Buyer to the Seller pursuant to this Agreement and/or any other agreement between the Buyer and the Seller with respect to the Aircraft.

4	[INTENTIONALLY LEFT BLANK]

5	PAYMENTS

5.1	Seller’s Account

The Buyer shall pay the Predelivery Payments, the Balance of Final Price and/or any other amount due by the Buyer to the Seller, to the following account:

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Beneficiary Name: *****

account identification: *****

with:

*****

SWIFT: *****

ABA: *****

or to such other account as may be designated by the Seller.

5.2	Predelivery Payments

5.2.1	The Buyer shall pay Predelivery Payments to the Seller in accordance with the schedule set out in Exhibit D.

5.2.2	Any Predelivery Payment received by the Seller shall constitute an instalment in respect of the Final Price of the Aircraft. The Seller shall be entitled to hold and use any Predelivery Payment as absolute owner thereof, subject only to: (i) the obligation to deduct any such Predelivery Payment from the Final Price when calculating the Balance of Final Price; or (ii) the obligation to pay to the Buyer an amount equal to the Predelivery Payments pursuant to any other provision of this Agreement.

5.2.3	If any Predelivery Payment is not received ***** then, in addition to any other rights and remedies available to Seller, the Seller shall have no obligation to deliver any or all of the Aircraft remaining to be delivered under the Agreement within their respective Scheduled Delivery Month(s). Upon receipt of the full amount of all delayed Predelivery Payments, together with any amount due pursuant to Clause 5.6, the Seller shall inform the Buyer of new Scheduled Delivery Month(s) consistent with the Seller’s other commitments and production capabilities.

5.2.4	*****

5.3	Balance of Final Price

5.3.1	The “Balance of Final Price” payable by the Buyer to the Seller on the Delivery Date shall be the Final Price less the amount of Predelivery Payments received by the Seller on or before the Delivery Date.

5.3.2	Upon receipt of the Seller’s invoice, and immediately prior to Delivery, the Buyer shall pay to the Seller the Balance of Final Price.

5.4	Other Charges

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Unless expressly stipulated otherwise, any other charges due under this Agreement other than those set out in Clauses 5.2 and 5.3 shall be paid by the Buyer at the same time as payment of the Balance of Final Price or, if invoiced after the Delivery Date, ***** the invoice date.

5.5	Method of Payment

5.5.1	All payments provided for in this Agreement shall be made in US Dollars (US$) in immediately available funds.

5.5.2	*****

5.6	Overdue Payments

If any payment due to the Seller under this Agreement including but not limited to any Predelivery Payment is not received on its respective due date, without prejudice to the Seller’s other rights under this Agreement and at law, the Seller shall be entitled to claim from the Buyer, and the Buyer shall *****.

5.7	Taxes

5.7.1	*****

5.7.2	*****

5.7.3	*****

5.8	Proprietary Interest

The Buyer shall not, by virtue of anything contained in this Agreement (including, without limitation, any Predelivery Payments hereunder, or any designation or identification by the Seller of a particular aircraft as an Aircraft to which any of the provisions of this Agreement refers) acquire any proprietary, insurable or other interest whatsoever in any Aircraft before Delivery of and payment for such Aircraft, as provided in this Agreement.

5.9	Set-Off

*****

5.10	Cross-Collateralisation

5.10.1	*****

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6	MANUFACTURE PROCEDURE — INSPECTION

6.1	Manufacture Procedure

The Airframe shall be manufactured in accordance with the relevant requirements of the laws of the jurisdiction of incorporation of the Seller or of its relevant Affiliate as enforced by the Aviation Authority of such jurisdiction.

6.2	Inspection

6.2.1	Subject to providing the Seller with insurance certificates satisfactory to the Seller, the Buyer or its duly authorised representatives (the “Buyer’s Inspector(s)”) shall be entitled to inspect the manufacture of the Airframe and all materials and parts obtained by the Seller for the manufacture of the Airframe on the following terms and conditions:

(i)	any inspection shall be made according to a procedure to be agreed upon with the Buyer but shall be conducted pursuant to the Seller’s own system of inspection as developed under the supervision of the relevant Aviation Authority;

(ii)	the Buyer’s Inspector(s) shall have access to such relevant technical data as is reasonably necessary for the purpose of the inspection;

(iii)	any inspection and any related discussions with the Seller and other relevant personnel by the Buyer’s Inspector(s) shall be at reasonable times during business hours and shall take place In the presence of relevant inspection department personnel of the Seller; and

(iv)	the inspections shall be performed in a manner not to unduly delay or hinder the manufacture or assembly of the Aircraft or the performance of this Agreement by the Seller or any other work in progress at the Manufacture Facilities.

6.2.2	Location of Inspections

The Buyer’s Inspector(s) shall be entitled to conduct any such inspection at the relevant Manufacture Facility of the Seller or the Affiliates and where possible at the Manufacture Facilities of the sub-contractors provided that if access to any part of the Manufacture Facilities where the Airframe manufacture is in progress or materials or parts are stored are restricted for security or confidentiality reasons, the Seller shall be allowed reasonable time to make the relevant items available elsewhere.

6.3	Seller’s Service for Buyer’s Inspector(s)

For the purpose of the inspections, and commencing with the date hereof until the Delivery Date, the Seller shall furnish without additional charge suitable space and office equipment in or conveniently located with respect to the Delivery Location for the use of a reasonable number of Buyer’s Inspector(s).

7	CERTIFICATION

7.1	Type Certification

The Aircraft has been type certificated under European Aviation Safety Agency (EASA) procedures for certification in the transport category. The Seller has obtained the relevant type certificate (the “Type Certificate”) to allow the issuance of the Export Airworthiness Certificate.

7.2	Export Airworthiness Certificate

7.2.1	The Aircraft shall be delivered to the Buyer with an Export Airworthiness Certificate.

7.2.2	If, any time before the date on which the Aircraft is Ready for Delivery, any law or regulation is enacted, promulgated, becomes effective and/or an interpretation of any law or regulation is issued which requires any change to the Specification for the purposes of obtaining the Export Airworthiness Certificate (a “Change in Law”), the Seller shall make the required variation or modification and the parties hereto shall sign a Specification Change Notice which specifies the effects, if any, upon the guaranteed performances, weights, interchangeability, time of Delivery, price of the Aircraft and text of the Specification.

7.2.3	The Seller shall as far as practicable (but at its sole discretion and without prejudice to Clause 7.3.1 (ii)) take into account the information available to it concerning any proposed law, regulation or interpretation which could become a Change in Law in order to minimise the costs of changes to the Specification as a result of such proposed law, regulation or interpretation becoming effective prior to the Aircraft being Ready for Delivery.

7.3	Costs of SCNs for Certification

7.3.1	The costs of implementing the variation or modification referred to in Clause 7.2.2 above shall be:

(i)	*****

(ii)	*****

7.3.2	Notwithstanding the provisions of sub-Clauses 7.3.1 (i) and (ii), if the Change in Law relates to the Propulsion Systems, the costs shall be borne in accordance with such arrangements as may be made separately between the Buyer and the Propulsion System Manufacturer, however such costs shall not be borne by the Seller.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

7.4	Validation of Export Airworthiness Certificate

7.4.1	The Seller shall endeavour to obtain the validation of the Export Airworthiness Certificate by the Buyer’s Aviation Authority.

7.4.2	Where the Buyer’s Aviation Authority requires a modification to comply with additional import aviation requirements and/or supply of additional data prior to the issuance of the Export Airworthiness Certificate the Seller shall incorporate such modification and/or provide such data at costs to be borne by the Buyer. The parties shall sign a Specification Change Notice which specifies the effects, if any, upon the guaranteed performances, weights, interchangeability, time of Delivery and price of the Aircraft.

8	TECHNICAL ACCEPTANCE

8.1	Technical Acceptance Process

8.1.1	Prior to Delivery the Aircraft shall undergo a technical acceptance process, proposed by the Seller (the “Technical Acceptance Process”). Completion of the Technical Acceptance Process shall demonstrate the satisfactory functioning of the Aircraft and shall be deemed to demonstrate compliance with the Specification. Should it be established that the Aircraft does not comply with the Technical Acceptance Process requirements, the Seller shall without hindrance from the Buyer be entitled to carry out any necessary changes and, as soon as practicable thereafter, resubmit the Aircraft to such further Technical Acceptance Process as is necessary to demonstrate the elimination of the non-compliance.

8.1.2	The Technical Acceptance Process shall:

(i)	commence on a date notified by the Seller to the Buyer by no less than ***** notice;

(ii)	take place at the Delivery Location;

(iii)	be carried out by the personnel of the Seller; and

(iv)	include a technical acceptance flight which shall *****.

8.2	Buyer’s Attendance

8.2.1	The Buyer shall be entitled to attend the Technical Acceptance Process and notification of the start of such Technical Acceptance Process shall be done in accordance with Clause 9.1.2.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

8.2.2	If the Buyer elects to attend the Technical Acceptance Process, the Buyer:

(i)	shall co-operate in complying with the reasonable requirements of the Seller with the intention of completing the Technical Acceptance Process within *****;

(ii)	may have a ***** of the Buyer’s representatives (with no more than ***** such representatives having access to the cockpit at any one time) accompany the Seller’s representatives on a technical acceptance flight and during such flight the Buyer’s representatives shall comply with the instructions of the Seller’s representatives.

8.2.3	If the Buyer does not attend or fails to co-operate in the Technical Acceptance Process, the Seller shall be entitled to complete the Technical Acceptance Process and the Buyer shall be deemed to have accepted the Technical Acceptance Process as satisfactory in all respects.

8.3	Certificate of Acceptance

Following completion of the Technical Acceptance Process, the Buyer shall sign and deliver to the Seller, in accordance with Clause 9.2.1, a certificate of acceptance in respect of the Aircraft in the form of Exhibit B (the “Certificate of Acceptance”).

8.4	Aircraft Utilisation

The Seller shall, without payment or other liability, be entitled to use the Aircraft prior to Delivery as may be necessary to obtain the certificates required under Clause 7, and such use shall not prejudice the Buyer’s obligation to accept Delivery of the Aircraft hereunder. However the Seller shall not be authorised to use the Aircraft during more than ***** for any other purpose without the specific agreement of the Buyer.

9	DELIVERY

9.1	Delivery Schedule

9.1.1	Subject to the terms and conditions set out in this Agreement, the Seller shall have the Aircraft Ready for Delivery at the Delivery Location within the following months (each a “Scheduled Delivery Month”) or quarters (each a “Scheduled Delivery Quarter”):

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Aircraft Rank	CAC ID Reference		Scheduled Delivery
			Month/Quarter	Year
1	*****	A320 Aircraft	*****	*****
2	*****	A320 Aircraft	*****	*****
3	*****	A320 Aircraft	*****	*****
4	*****	A320 Aircraft	*****	*****
5	*****	A320 Aircraft	*****	*****

9.1.2	The Seller will give the Buyer written notice of the Scheduled Delivery Month of each Aircraft not already identified above at least ***** before the first day of the Scheduled Delivery Quarter of the respective Aircraft or upon execution of this Agreement for Aircraft to be delivered earlier than ***** before the first day of the Scheduled Delivery Quarter. The Seller shall give the Buyer at least ***** prior written notice of the anticipated date on which the Aircraft shall be Ready for Delivery. Thereafter the Seller shall notify the Buyer of any change in such date necessitated by the conditions of manufacture or flight.

9.2	Delivery

9.2.1	The Buyer shall, ***** sign the Certificate of Acceptance, pay the Balance of the Final Price and send its representatives to the Delivery Location to take Delivery of, and collect, the Aircraft.

9.2.2	The Seller shall deliver and transfer title to the Aircraft free and clear of all encumbrances to the Buyer provided that the Balance of the Final Price has been paid by the Buyer and that the Certificate of Acceptance has been signed and delivered to the Seller. The Seller shall provide the Buyer with a bill of sale in the form of Exhibit C (the “Bill of Sale”) and/or such other documentation confirming transfer of title and receipt of the Final Price as may reasonably be requested by the Buyer. Title to, property in and risk of loss of or damage to the Aircraft shall be transferred to the Buyer on Delivery.

9.2.3	Should the Buyer fail, within the period specified in Clause 9.2.1, to:

(i)	deliver the signed Certificate of Acceptance to the Seller; or

(ii)	pay the Balance of the Final Price for the Aircraft to the Seller and take Delivery of the Aircraft,

then the Buyer shall be deemed to have rejected delivery of the Aircraft without warrant when duly tendered to it hereunder. Without prejudice to Clause 5.7 and the Seller’s other rights under this Agreement or at law:

(a)	the Seller shall retain title to the Aircraft; and

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

(b)	the Buyer shall bear all risk of loss of or damage to the Aircraft and shall indemnify and hold the Seller harmless against any and all costs (including but not limited to any parking, storage, and insurance costs) and consequences resulting from such failure, it being understood that the Seller shall be under no duty towards the Buyer to store, park, insure, or otherwise protect the Aircraft.

9.2.4	Should the Buyer fail to collect the Aircraft as mentioned in Clause 9.2.1 above and without prejudice to the Seller’s other rights under this Agreement or at law, the provisions of Clause 9.2.3(b) shall apply.

9.3	Fly Away

The Buyer and the Seller shall co-operate to obtain any licenses, which may be required by the Aviation Authority of the Delivery Location for the purpose of exporting the Aircraft. All expenses of, or connected with, flying the Aircraft from the Delivery Location after Delivery shall be borne by the Buyer. The Buyer shall make direct arrangements with the supplying companies for the fuel and oil required for all post- Delivery flights.

10	EXCUSABLE DELAY

10.1	The Buyer acknowledges that the Aircraft are to be manufactured by Seller in performance of this Agreement and that the Scheduled Delivery Months are based on the assumption that there shall be no delay due to causes beyond the control of the Seller. Accordingly, Seller shall not be responsible for any delay in the Delivery of the Aircraft or delay or interruption in the performance of the other obligations of the Seller hereunder due to causes beyond its control, and not occasioned by its fault or negligence including (but without limitation) *****.

10.2	If an Excusable Delay occurs:

10.2.1	the Seller shall notify the Buyer of such Excusable Delay as soon as practicable after becoming aware of the same;

10.2.2	the Seller shall not be responsible for any damages arising from or in connection with such Excusable Delay suffered or incurred by the Buyer;

10.2.3	the Seller shall not be deemed to be in default in the performance of its obligations hereunder as a result of such Excusable Delay; and

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

10.2.4	the Seller shall as soon as practicable after the removal of the cause of the delay resume performance of its obligations under this Agreement and in particular shall notify to the Buyer the revised Scheduled Delivery Month.

10.3	Termination on Excusable Delay

10.3.1	If the Delivery of any Aircraft is delayed as a result of an Excusable Delay for a period of more than ***** after the last day of the Scheduled Delivery Month then either party may terminate this Agreement with respect to the Aircraft so affected by giving written notice to the other party ***** after the ***** provided that the Buyer shall not be entitled to terminate this Agreement pursuant to this Clause if the Excusable Delay results from a cause within its control.

10.3.2	If the Seller concludes that the Delivery of any Aircraft shall be delayed for more than ***** after the last day of the Scheduled Delivery Month due to an Excusable Delay and as a result thereof reschedules Delivery of such Aircraft to a date or month reflecting such delay then the Seller shall promptly notify the Buyer in writing to this effect and shall include in such notification the new Scheduled Delivery Month. Either party may thereupon terminate this Agreement with respect to such Aircraft by giving written notice to the other party ***** after receipt by the Buyer of the notice of anticipated delay.

10.3.3	If this Agreement has not been terminated with respect to the delayed Aircraft during the ***** referred to in either Clause 10.3.1 or 10.3.2 above, then the Seller shall be entitled to reschedule Delivery and the new Scheduled Delivery Month shall be notified to the Buyer and shall be binding on the parties.

10.4	Total Loss, Destruction or Damage

If prior to Delivery, any Aircraft is lost, destroyed or in the reasonable opinion of the Seller is damaged beyond repair (“Total Loss”), the Seller shall notify the Buyer to this effect within ***** of such occurrence. The Seller shall include in said notification (or as soon after the issue of the notice as such information becomes available to the Seller) the earliest date consistent with the Seller’s other commitments and production capabilities that an aircraft to replace the Aircraft may be delivered to the Buyer and the Scheduled Delivery Month shall be extended as specified in the Seller’s notice to accommodate the delivery of the replacement aircraft; provided, however, that in the event the specified extension of the Scheduled Delivery Month to a month is exceeding ***** after the last day of the original Scheduled Delivery Month then this Agreement shall terminate with respect to said Aircraft unless:

10.4.1	the Buyer notifies the Seller within ***** of the date of receipt of the Seller’s notice that it desires the Seller to provide a replacement aircraft during the month quoted in the Seller’s notice; and

10.4.2	the parties execute an amendment to this Agreement recording the variation in the Scheduled Delivery Month,

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

provided, however, that nothing herein shall require the Seller to manufacture and deliver a replacement aircraft if such manufacture would require the reactivation of its production line for the model or series of aircraft which includes the Aircraft purchased hereunder.

10.5	Termination Rights Exclusive

In the event that this Agreement shall be terminated as provided for under the terms of Clauses 10.3 or 10.4, such termination shall discharge all obligations and liabilities of the parties hereunder with respect to such affected Aircraft and undelivered material, services, data or other items applicable thereto and to be furnished hereunder and neither party shall have any claim against the other for any loss resulting from such non-delivery. The Seller shall in no circumstances have any liability whatsoever for Excusable Delay other than as set forth in this Clause 10.

11	NON-EXCUSABLE DELAY

11.1	*****

*****

11.2	Re-negotiation

If, as a result of Non-Excusable Delay, Delivery does not occur in the period falling ***** after the Delivery Period, the Buyer shall have the right exercisable by written notice to the Seller given not less than ***** to require from the Seller a re-negotiation of the Scheduled Delivery Month for the affected Aircraft. Unless otherwise agreed between the Seller and the Buyer during such renegotiation, the said re-negotiation shall not prejudice the Buyer’s right to receive liquidated damages in accordance with Clause 11.1 during the period of Non-Excusable Delay.

11.3	Termination

If, as a result of Non-Excusable Delay, Delivery does not occur in the period falling ***** and the parties have not renegotiated the Scheduled Delivery Month pursuant to Clause 11.2, either party shall have the right exercisable by written notice to the other party, given not less than ***** to terminate this Agreement in respect of the affected Aircraft and *****

11.4	Limitation of Damages

The Buyer and the Seller agree that payment by the Seller of the amounts due pursuant to Clause 11.1 shall be considered to be a liquidated damages provision and has been calculated to compensate the Buyer for its entire damages for all losses of any kind due to Non-Excusable Delay. The Seller shall not in any circumstances have any liability whatsoever for Non-Excusable Delay other than as set forth in this Clause 11.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

12	WARRANTIES AND SERVICE LIFE POLICY

This Clause covers the terms and conditions of the warranty and service life policy.

12.1	Standard Warranty

12.1.1 Nature of Warranty

For the purpose of this Agreement the term “Warranted Part” shall mean any Seller proprietary component, equipment, accessory or part, which is installed on an Aircraft at Delivery thereof and which:

(i)	is manufactured to the detailed design of the Seller or a subcontractor of the Seller; and

(ii)	bears a part number of the Seller at the time of such Delivery.

Subject to the conditions and limitations as hereinafter provided for and except as provided for in Clause 12.1.2, the Seller warrants to the Buyer that each Aircraft and each Warranted Part shall at Delivery to the Buyer be free from defects:

(a)	in material;

(b)	in workmanship, including without limitation processes of manufacture;

(c)	in design (including without limitation the selection of materials) having regard to the state of the art at the date of such design; and

(d)	arising from failure to conform to the Specification, except to those portions of the Specification relating to performance or where it is expressly stated that they are estimates, approximations or design aims.

12.1.2	Exclusions

The warranties set forth in Clause 12.1.1 shall not apply to Buyer Furnished Equipment, nor to the Propulsion Systems, nor to any component, equipment, accessory or part installed on the Aircraft at Delivery that is not a Warranted Part except that:

(i)	any defect in the Seller’s workmanship in respect of the installation of such items in the Aircraft, including any failure by the Seller to conform to the installation instructions of the manufacturers of such items, that invalidates any applicable warranty from such manufacturers, shall constitute a defect in workmanship for the purpose of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1(b); and

(ii)	any defect inherent in the Seller’s design of the installation, in consideration of the state of the art at the date of such design, which impairs the use of such items, shall constitute a defect in design for the purpose of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1(c).

12.1.3	Warranty Period

The warranties set forth in Clauses 12.1.1 and 12.1.2 shall be limited to those defects that become apparent within ***** of the affected Aircraft (the “Warranty Period”).

12.1.4	Buyer’s Remedy and Seller’s Obligation

(i)	The Buyer’s remedy and the Seller’s obligation and liability under Clauses 12.1.1 and 12.1.2 are limited to, at the Seller’s expense and option, the repair, replacement or correction of any Warranted Part which is defective (or to the supply of modification kits rectifying the defect), together with a credit to the Buyer’s account with the Seller of an amount equal to the mutually agreed direct labor costs expended in performing the removal and the reinstallation thereof on the Aircraft at the labor rate defined in Clause 12.1.8(v). The Seller may alternatively furnish to the Buyer’s account with the Seller a credit equal to the price at which the Buyer is entitled to purchase a replacement for the defective Warranted Part.

(ii)	In the event of a defect covered by Clauses 12.1.1(c), 12.1.1(d) and 12.1.2(ii) becoming apparent within the Warranty Period, the Seller shall also, if so requested by the Buyer in writing, correct such defect in any Aircraft which has not yet been delivered to the Buyer, provided, however, that

(iii)	the Seller shall not be responsible, nor deemed to be in default on account of any delay in Delivery of any Aircraft or otherwise in respect of the performance of this Agreement, due to the Seller’s undertaking to make such correction and provided further, that,

(iv)	*****

12.1.5	Cost of inspection

In addition to the remedies set forth in Clauses 12.1.4(i) and 12.1.4(ii), the Seller shall reimburse the direct labor costs incurred by the Buyer in performing inspections of the Aircraft to determine whether or not a defect exists in any Warranted Part within the Warranty Period subject to the following conditions:

(i)	such inspections are recommended by a Seller Service Bulletin to be performed within the Warranty Period;

(ii)	*****

(iii)	the labor rate for the reimbursement shall be the labor rate defined in Clause 12.1.8(v); and

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

(iv)	the manhours used to determine such reimbursement shall not exceed the Seller’s estimate of the manhours required for such inspections.

12.1.6	Warranty Claim Requirements

The Buyer’s remedy and the Seller’s obligation and liability under this Clause 12.1, with respect to any warranty claim submitted by the Buyer (each a “Warranty Claim”) are subject to the following conditions:

(i)	the defect having become apparent within the Warranty Period;

(ii)	the Buyer having filed a warranty claim within *****;

(iii)	*****

(iv)	the Seller having received a Warranty Claim complying with the provisions of Clause 12.1.8 below.

12.1.7	Warranty Administration

The warranties set forth in Clause 12.1 shall be administered as hereinafter provided for:

(i)	Claim Determination

Determination as to whether any claimed defect in any Warranted Part is a valid Warranty Claim shall be made by the Seller and shall be based upon the claim details, reports from the Seller’s Representatives, historical data logs, inspections, tests, findings during repair, defect analysis and other relevant documents.

(ii)	Transportation Costs

The cost of transporting a Warranted Part claimed to be defective to the facilities designated by the Seller and for the return therefrom of a repaired or replaced Warranted Part shall be *****.

(iii)	Return of an Aircraft

If the Buyer and the Seller mutually agree, prior to such return, that it is necessary to return an Aircraft to the Seller for consideration of a Warranty Claim, the Seller ***** The Buyer shall make its reasonable efforts to minimize the duration of the corresponding flights.

(iv)	On Aircraft Work by the Seller

If the Seller determines that a defect subject to this Clause 12.1 justifies the dispatch by the Seller of a working team to repair or correct such defect through the embodiment of one or several Seller’s Service Bulletins at the Buyer’s facilities, or if the Seller accepts the return of an Aircraft to perform or have

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

performed such repair or correction, then the *****. The condition which has to be fulfilled for on-Aircraft work by the Seller is that, in the opinion of the Seller, the work necessitates the technical expertise of the Seller as manufacturer of the Aircraft. If said condition is fulfilled and if the Seller is requested to perform the work, the Seller and the Buyer shall agree on a schedule and place for the work to be performed.

(v)	Warranty Claim Substantiation

Each Warranty Claim filed by the Buyer under this Clause 12.1 shall contain at least the following data:

(a)	description of defect and action taken, if any,

(b)	date of incident and/or removal date,

(c)	description of Warranted Part claimed to be defective,

(d)	part number,

(e)	serial number (if applicable),

(f)	position on Aircraft,

(g)	total flying hours or calendar time, as applicable, at appearance, the date of defect

(h)	time since last shop visit at the date of defect appearance,

(i)	Manufacturer Serial Number of the Aircraft and/or its registration,

(j)	Aircraft total flying hours and/or number of landings at appearance, the date of defect

(k)	Warranty Claim number,

(l)	date of Warranty Claim,

(m)	Delivery Date of Aircraft or Warranted Part to the Buyer,

Warranty Claims are to be addressed as follows:

AIRBUS S.A.S.

CUSTOMER SERVICES DIRECTORATE

WARRANTY ADMINISTRATION

Rond Point Maurice Bellonte

B.P. 33

F 31707 BLAGNAC CEDEX

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

FRANCE

(vi)	Replacements

Title to and risk of loss of any Aircraft, component, accessory, equipment or part returned by the Buyer to the Seller shall at all times remain with the Buyer, except that:

(a)	risk of loss (limited to cost of replacement and excluding in particular loss of use) shall be with the Seller for as long as such Aircraft, component, accessory, equipment or part shall be under the care, custody and control of the Seller and;

(b)	title to and risk of loss of a returned component, accessory, equipment or part shall pass to the Seller upon shipment by the Seller to the Buyer of any item furnished by the Seller to the Buyer as a replacement therefor.

Upon the Seller’s shipment to the Buyer of any replacement component, accessory, equipment or part provided by the Seller pursuant to this Clause 12.1, title to and risk of loss of such replacement component, accessory, equipment or part shall pass to the Buyer.

(vii)	Rejection

The Seller shall provide reasonable written substantiation in case of rejection of a Warranty Claim. In such event the Buyer shall refund to the Seller reasonable inspection and test charges incurred in connection therewith.

(viii)	Inspection

The Seller shall have the right to inspect the affected Aircraft, documents and other records relating thereto in the event of any Warranty Claim under this Clause 12.1.

12.1.8	Inhouse Warranty

(i)	Seller’s Authorisation

The Seller hereby authorizes the Buyer to repair Warranted Parts (the “Inhouse Warranty”) subject to the terms of this Clause 12.1.8.

(ii)	Conditions for Seller’s Authorisation

The Buyer shall be entitled to repair such Warranted Parts:

(a)	provided the Buyer notifies the Seller’s representative of its intention to perform Inhouse Warranty repairs before any such repairs are started where the estimated cost of such repair is in excess of *****. The Buyer’s

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

notification shall include sufficient detail regarding the defect, estimated labor hours and material to allow the Seller to ascertain the reasonableness of the estimate. The Seller agrees to use all reasonable efforts to ensure a prompt response and shall not unreasonably withhold authorisation;

(b)	provided adequate facilities and qualified personnel are available to the Buyer;

(c)	provided repairs are performed in accordance with the Seller’s Technical Data or written instructions; and

(d)	only to the extent specified by the Seller, or, in the absence of such specification, to the extent reasonably necessary to correct the defect, in accordance with the standards set forth in Clause 12.1.11.

(iii)	Seller’s Rights

The Seller shall have the right to require the return of any Warranted Part, or any part removed therefrom, which is claimed to be defective if, in the judgment of the Seller, the nature of the claimed defect requires technical investigation. Such return shall be subject to the provisions of Clause 12.1.7(ii). Furthermore, the Seller shall have the right to have a Seller representative present during the disassembly, inspection and testing of any Warranted Part claimed to be defective, subject to such presence being practical and not unduly delaying the repair.

(iv)	Inhouse Warranty Claim Substantiation

Claims for Inhouse Warranty credit shall be filed within the time period set forth in Clause 12.1.6(ii) and shall contain the same information as that required for Warranty Claims under Clause 12.1.7(v) and in addition shall include:

(a)	a report of technical findings with respect to the defect;

(b)	for parts required to remedy the defect:

- part numbers,

- serial numbers (if applicable),

- parts description,

- quantity of parts,

- unit price of parts,

- related Seller’s or third party’s invoices (if applicable),

- total price of parts,

(c)	detailed number of labor hours;

(d)	Inhouse Warranty Labor Rate; and

(e)	total claim value.

(v)	*****

The Buyer’s sole remedy and the Seller’s sole obligation and liability with respect to Inhouse Warranty Claims ***** determined as set forth below:

(a)	*****

(b)	***** The Inhouse Warranty Labor Rate shall be *****. For the purposes of this Clause 12.1.8(v) only, *****.

(c)	*****

(vi)	Limitation

The Buyer shall in no event be credited for repair costs (including labor and material) for any Warranted Part in excess of ***** of the Seller’s current catalogue price for a replacement of such defective Warranted Part.

(vii)	Scrapped Material

The Buyer shall retain any defective Warranted Part beyond economic repair and any defective part removed from a Warranted Part during repair for a period of either ***** after the date of completion of the repair or ***** after submission of a claim for Inhouse Warranty credit relating thereto, whichever is longer. Such parts shall be returned to the Seller within ***** of receipt of the Seller’s request to that effect. Notwithstanding the foregoing, the Buyer may scrap any such defective parts, which are beyond economic repair and not required for technical evaluation locally, with the agreement of the Seller representative(s). Scrapped Warranted Parts shall be evidenced by a record of scrapped material certified by an authorized representative of the Buyer and shall be kept in the Buyer’s file for a least the duration of the applicable Warranty Period.

12.1.9	Standard Warranty in case of Pooling or Leasing Arrangements

Without prejudice to Clause 17.1, the warranties provided for in this Clause 12.1 for any Warranted Part shall accrue to the benefit of any airline in revenue service, other than the Buyer, if the Warranted Part enters into the possession of any such airline as a result of a pooling or leasing agreement between such airline and the Buyer, in accordance with the terms and subject to the limitations and exclusions of the foregoing warranties and to the extent permitted by any applicable law or regulations.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

12.1.10	Warranty for Corrected, Replaced or Repaired Warranted Parts

Whenever any Warranted Part, which contains a defect for which the Seller is liable under Clause 12.1, has been corrected, replaced or repaired pursuant to the terms of this Clause 12.1, the period of the Seller’s warranty with respect to such corrected, repaired or replacement Warranted Part, whichever the case may be, *****. If a defect is attributable to a defective repair or replacement by the Buyer, a Warranty Claim with respect to such defect shall be rejected, notwithstanding any subsequent correction or repair, and shall immediately terminate the remaining warranties under this Clause 12.1 in respect of the affected Warranted Part.

12.1.11	Accepted Industry Standard Practices Normal Wear and Tear

The Buyer’s rights under this Clause 12.1 are subject to the Aircraft and each component, equipment, accessory and part thereof being maintained, overhauled, repaired and operated in accordance with accepted industry standard practices, all Technical Data and any other instructions issued by the Seller, the Suppliers and the Propulsion Systems Manufacturer and all applicable rules, regulations and directives of the relevant Aviation Authorities. The Seller’s liability under this Clause 12.1 shall not extend to normal wear and tear nor to:

(i)	any Aircraft or component, equipment, accessory or part thereof, which has been repaired, altered or modified after Delivery, except by the Seller or in a manner approved by the Seller;

(ii)	any Aircraft or component, equipment, accessory or part thereof, which has been operated in a damaged state; and

(iii)	any component, equipment, accessory and part from which the trademark, name, part or serial number or other identification marks have been removed.

12.1.12	Limitation of liability

THE SELLER SHALL NOT BE LIABLE FOR, AND THE BUYER SHALL INDEMNIFY THE SELLER AGAINST, ANY CLAIMS FROM ANY THIRD PARTIES FOR LOSSES DUE TO ANY DEFECT OR NON-CONFORMITY OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH ANY REPAIR OF ANY WARRANTED PART UNDERTAKEN BY THE BUYER UNDER THIS CLAUSE 12.1 OR ANY OTHER ACTIONS UNDERTAKEN BY THE BUYER UNDER THIS CLAUSE 12, WHETHER SUCH CLAIM IS ASSERTED IN CONTRACT OR IN TORT, OR IS PREMISED ON ALLEGED, ACTUAL, IMPUTED, ORDINARY OR INTENTIONAL ACTS OR OMISSIONS OF THE BUYER.

12.2	Seller Service Life Policy

12.2.1	In addition to the warranties set forth in Clause 12.1, the Seller further agrees that should a Failure occur in any Item (as these terms are defined herebelow) that has not suffered

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

from an extrinsic force, then, subject to the general conditions and limitations set forth in Clause 12.2.4, the provisions of this Clause 12.2 shall apply. For the purposes of this Clause 12.2:

(i)	“Item” means any item listed in the Seller’s then current standard service life policy; and

(ii)	“Failure” means a breakage or defect that can reasonably be expected to occur on a fleetwide basis and which materially impairs the utility of the Item.

12.2.2	Periods and Seller’s Undertakings

The Seller agrees that if a Failure occurs in an Item before the Aircraft in which such Item was originally installed has completed thirty six thousand (36,000) flying hours or twelve thousand (12,000) flight cycles or within twelve (12) years after the Delivery of said Aircraft, whichever shall first occur, the Seller shall, at its discretion and as promptly as practicable and with the Seller’s financial participation as hereinafter provided, either:

(i)	design and furnish to the Buyer a correction for such Item with a Failure and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts), or

(ii)	replace such Item.

12.2.3	Seller’s Participation in the Costs

Subject to the general conditions and limitations set forth in Clause 12.2.4, any part or Item that the Seller is required to furnish to the Buyer under this Service Life Policy in connection with the correction or replacement of an Item shall be furnished to the Buyer ***** therefore, ***** determined in accordance with the following formula:

*****

12.2.4	General Conditions and Limitations

(i)	The undertakings set forth in this Clause 12.2 shall be valid after the period of the Seller’s warranty applicable to an Item under Clause 12.1.

(ii)	The Buyer’s remedies and the Seller’s obligations and liabilities under this Service Life Policy are subject to the prior compliance by the Buyer with the following conditions:

(a)	the Buyer shall maintain log books and other historical records with respect to each Item, adequate to enable the Seller to determine whether the alleged Failure is covered by this Service Life Policy and, if so, to define the portion of the costs to be borne by the Seller in accordance with Clause 12.2.3;

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

(b)	the Buyer shall keep the Seller informed of any significant incidents relating to an Aircraft, howsoever occurring or recorded;

(c)	the Buyer shall comply with the conditions of Clause 12.1.11;

(d)	the Buyer shall implement specific structural inspection programs for monitoring purposes as may be established from time to time by the Seller. Such programs shall be as compatible as possible with the Buyer’s operational requirements and shall be carried out at the Buyer’s expense. Reports relating thereto shall be regularly furnished to the Seller; and

(e)	the Buyer shall report any breakage or defect in a Item in writing to the Seller within ***** after such breakage or defect becomes apparent, whether or not said breakage or defect can reasonably be expected to occur in any other aircraft, and the Buyer shall have provided to the Seller sufficient detail on the breakage or defect to enable the Seller to determine whether said breakage or defect is subject to this Service Life Policy.

(iii)	Except as otherwise provided for in this Clause 12.2, any claim under this Service Life Policy shall be administered as provided for in, and shall be subject to the terms and conditions of, Clause 12.1.7.

(iv)	In the event of the Seller having issued a modification applicable to an Aircraft, the purpose of which is to avoid a Failure, the Seller may elect to supply the necessary modification kit *****. If such a kit is so offered to the Buyer, then, to the extent of such Failure and any Failures that could ensue therefrom, the validity of the Seller’s commitment under this Clause 12.2 shall be subject to the Buyer incorporating such modification in the relevant Aircraft, as promulgated by the Seller and in accordance with the Seller’s instructions, within a reasonable time.

(v)	This Service Life Policy is neither a warranty, performance guarantee, nor an agreement to modify any Aircraft or Airframe components to conform to new developments occurring in the state of airframe design and manufacturing art. The Seller’s obligation hereunder is to furnish only those corrections to the Items or provide replacements therefor as provided for in this Clause 12.2. The Buyer’s sole remedy and relief for the non-performance of any obligation or liability of the Seller arising under or by virtue of this Service Life Policy shall be *****, limited to the amount the Buyer reasonably expends in procuring a correction or replacement for any Item that is the subject of a Failure covered by this Service Life Policy and to which such nonperformance is related. The Buyer hereby waives, releases and renounces all claims to any further damages, direct, incidental or consequential, including loss of profits and all other rights, claims and remedies, arising under or by virtue of this Service Life Policy.

12.3	Supplier Warranties and Service Life Policies

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Prior to/at Delivery of the first Aircraft, the Seller shall provide the Buyer with the warranties and, where applicable, service life policies that the Seller has obtained for Supplier Parts pursuant to the supplier product support agreements to be entered into between the Buyer and the Seller prior to Delivery.

12.3.1	Definitions

“Supplier” means any supplier of Supplier Parts.

“Supplier Part” means any component, equipment, accessory or part installed in an Aircraft at the time of Delivery thereof and for which there exists a Supplier Product Support Agreement. For the sake of clarity, Propulsion Systems and Buyer Furnished Equipment and other equipment selected by the Buyer to be supplied by suppliers with whom the Seller has no existing enforceable warranty agreements are not Supplier Parts.

“Supplier Product Support Agreements” means agreements between the Seller and Suppliers to be negotiated in good faith between the Buyer and the Seller containing enforceable and transferable warranties and, in the case of landing gear suppliers, service life policies for selected structural landing gear elements.

12.3.2	Supplier’s Default

(i)	In the event of any Supplier, under any standard warranty obtained by the Seller pursuant to Clause 12.3.1, ***** the Buyer submitting in reasonable time to the Seller reasonable proof that such default has occurred, then Clause 12.1 shall apply to the extent the same would have been applicable had such Supplier Part been a Warranted Part, except that the Supplier’s warranty period as indicated in the Supplier Product Support Agreement shall apply

(ii)	In the event of any Supplier, under any Supplier Service Life Policy obtained by the Seller pursuant to Clause 12.3.1, ***** and the Buyer submitting in reasonable time to the Seller reasonable proof that such default has occurred, then Clause 12.2 shall apply to the extent the same would have been applicable had such Supplier Item been listed in Exhibit F, Seller Service Life Policy, except that the Supplier’s Service Life Policy period as indicated in the Supplier Product Support Agreement shall apply.

(iii)	At the Seller’s request, the Buyer shall assign to the Seller, and the Seller shall be subrogated to, all of the Buyer’s rights against the relevant

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Supplier with respect to and arising by reason of such default and shall provide reasonable assistance to enable the Seller to enforce the rights so assigned.

12.4	Interface Commitment

12.4.1	Interface Problem

If the Buyer experiences any technical problem in the operation of an Aircraft or its systems due to a malfunction, the cause of which, after due and reasonable investigation, is not readily identifiable by the Buyer but which the Buyer reasonably believes to be attributable to the design characteristics of one or more components of the Aircraft (the “Interface Problem”), the Seller shall, if so requested by the Buyer, and without additional charge to the Buyer except for transportation of the Seller’s personnel to the Buyer’s facilities, promptly conduct or have conducted an investigation and analysis of such problem to determine, if possible, the cause or causes of the problem and to recommend such corrective action as may be feasible. The Buyer shall furnish to the Seller all data and information in the Buyer’s possession relevant to the Interface Problem and shall cooperate with the Seller in the conduct of the Seller’s investigations and such tests as may be required. At the conclusion of such investigation, the Seller shall promptly advise the Buyer in writing of the Seller’s opinion as to the cause or causes of the Interface Problem and the Seller’s recommendations as to corrective action.

12.4.2	Seller’s Responsibility

If the Seller determines that the Interface Problem is primarily attributable to the design of a Warranted Part, the Seller shall, if so requested by the Buyer and pursuant to the terms and conditions of Clause 12.1, correct the design of such Warranted Part to the extent of the Seller’s obligation as defined in Clause 12.1.

12.4.3	Supplier’s Responsibility

If the Seller determines that the Interface Problem is primarily attributable to the design of any Supplier Part, the Seller shall, if so requested by the Buyer, reasonably assist the Buyer in processing any warranty claim the Buyer may have against the Supplier.

12.4.4	Joint Responsibility

If the Seller determines that the Interface Problem is attributable partially to the design of a Warranted Part and partially to the design of any Supplier Part, the Seller shall, if so requested by the Buyer, seek a solution to the Interface Problem through cooperative efforts of the Seller and any Supplier involved. The Seller shall promptly advise the Buyer of such corrective action as may be proposed by the Seller and any such Supplier. Such proposal shall be consistent with any then existing obligations of the Seller hereunder and of any such Supplier towards the

Buyer. Such corrective action, when accepted by the Buyer, shall constitute full satisfaction of any claim the Buyer may have against either the Seller or any such Supplier with respect to such Interface Problem.

12.4.5	General

(i)	All requests under this Clause 12.4 shall be directed to both the Seller and the Supplier.

(ii)	Except as specifically set forth in this Clause 12.4, this Clause shall not be deemed to impose on the Seller any obligations not expressly set forth elsewhere in this Clause 12.

(iii)	All reports, recommendations, data and other documents furnished by the Seller to the Buyer pursuant to this Clause 12.4 shall be deemed to be delivered under this Agreement and shall be subject to the terms, covenants and conditions set forth in this Clause 12.

12.5	Waiver, Release and Renunciation

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER (AS DEFINED BELOW FOR THE PURPOSES OF THIS CLAUSE) AND REMEDIES OF THE BUYER SET FORTH IN THIS CLAUSE 12 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW, CONTRACT OR OTHERWISE, WITH RESPECT TO ANY NON CONFORMITY OR DEFECT OF ANY KIND, IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICES DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

A.	ANY WARRANTY AGAINST HIDDEN DEFECTS;

B.	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

C.	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OR TRADE;

D.	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER IN CONTRACT OR IN TORT, WHETHER OR NOT ARISING FROM THE SELLER’S NEGLIGENCE, ACTUAL OR IMPUTED; AND

E.	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM, OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA, OR SERVICES DELIVERED UNDER THIS AGREEMENT, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES,

PROVIDED THAT IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE THE REMAINDER OF THIS AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT. FOR THE PURPOSES OF THIS CLAUSE 12.5, THE “SELLER” SHALL BE UNDERSTOOD TO INCLUDE THE SELLER, ANY OF ITS SUPPLIERS AND SUBCONTRACTORS, ITS AFFILIATES AND ANY OF THEIR RESPECTIVE INSURERS.

12.6	Duplicate Remedies

The Seller shall not be obliged to provide any remedy that duplicates any other remedy available to the Buyer in respect of the same defect under Clauses 12.1 and 12.2 as such Clauses may be amended, complemented or supplemented by other contractual agreements or by other Clauses of this Agreement.

12.7	Negotiated Agreement

The Buyer specifically recognizes that:

12.7.1	the Specification has been agreed upon after careful consideration by the Buyer using its judgment as a professional operator of aircraft used in public transportation and as such is a professional within the same industry as the Seller;

12.7.2	this Agreement, and in particular this Clause 12, has been the subject of discussion and negotiation and is fully understood by the Buyer; and

12.7.3	the price of the Aircraft and the other mutual agreements of the Buyer set forth in this Agreement were arrived at in consideration of, inter alia, the provisions of this Clause 12, specifically including the waiver, release and renunciation by the Buyer set forth in Clause 12.5.

12.8	Disclosure to Third Party Entity

In the event of the Buyer intending to designate a third party entity (a “Third Party Entity”) to administrate this Clause 12, the Buyer shall notify the Seller of such intention prior to any disclosure of this Clause to the selected Third Party Entity and shall cause such Third Party Entity to enter into a confidentiality agreement and or any other relevant documentation with the Seller solely for the purpose of administrating this Clause 12.

12.9	Transferability

Without prejudice to Clause 17.1, the Buyer’s rights under this Clause 12 may not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise, without the Seller’s prior written consent, which shall not be unreasonably withheld. Any transfer in violation of this Clause 12.9 shall, as to the particular Aircraft involved, void the rights and warranties of the Buyer under this Clause 12 and any and all other warranties that might arise under or be implied in law.

13	PATENT AND COPYRIGHT INDEMNITY

13.1	Indemnity

13.1.1	Subject to the provisions of Clause 13.2.3, the Seller shall indemnify the Buyer from and against any damages, costs or expenses including legal costs (excluding damages, costs, expenses, loss of profits and other liabilities in respect of or resulting from loss of use of the Aircraft) resulting from any infringement or claim of infringement by the Airframe (or any part or software installed therein at Delivery) of:

(i)	any British, French, German, Spanish or U.S. patent; and

(ii)	any patent issued under the laws of any other country in which the Buyer may lawfully operate the Aircraft, provided that:

(a)	from the time of design of such Airframe, accessory, equipment or part and until infringement claims are resolved, such country and the flag country of the Aircraft are each a party to the Chicago Convention on International Civil Aviation of December 7, 1944, and are each fully entitled to all benefits of Article 27 thereof; or, in the alternative;

(b)	from such time of design and until infringement claims are resolved, such country and the flag country of the Aircraft are each a party to the International Convention for the Protection of Industrial Property of March 20, 1883 (the “Paris Convention”); and

(iii)	in respect of computer software installed on the Aircraft, any copyright, provided that the Seller’s obligation to indemnify shall be limited to infringements in countries which, at the time of infringement, are members of The Berne Union and recognise computer software as a “work” under the Berne Convention.

13.1.2	Clause 13.1.1 shall not apply to:

(i)	Buyer Furnished Equipment or Propulsion Systems; or

(ii)	parts not supplied pursuant to a Supplier Product Support Agreement; or

(iii)	software not created by the Seller.

13.1.3	In the event that the Buyer is prevented from using the Aircraft (whether by a valid judgement of a court of competent jurisdiction or by a settlement arrived at between claimant, Seller and Buyer), the Seller shall at its expense either:

(i)	procure for the Buyer the right to use the same free of charge to the Buyer; or

(ii)	replace the infringing part of the Aircraft as soon as possible with a non-infringing substitute complying in all other respects with the requirements of this Agreement.

13.2	Administration of Patent and Copyright indemnity Claims

13.2.1	If the Buyer receives a written claim or a suit is threatened or commenced against the Buyer for infringement of a patent or copyright referred to in Clause 13.1, the Buyer shall:

(i)	forthwith notify the Seller giving particulars thereof;

(ii)	furnish to the Seller all data, papers and records within the Buyer’s control or possession relating to such patent or claim;

(iii)	refrain from admitting any liability or making any payment or assuming any expenses, damages, costs or royalties or otherwise acting in a manner prejudicial to the defense or denial of such suit or claim provided always that nothing in this sub-clause (iii) shall prevent the Buyer from paying such sums as may be required in order to obtain the release of the Aircraft, provided such payment is accompanied by a denial of liability and is made without prejudice;

(iv)	fully co-operate with, and render all such assistance to, the Seller as may be pertinent to the defense or denial of the suit or claim; and

(v)	act in such a way as to mitigate damages and / or to reduce the amount of royalties which may be payable as well as to minimise costs and expenses.

13.2.2	The Seller shall be entitled either in its own name or on behalf of the Buyer to conduct negotiations with the party or parties alleging infringement and may assume and conduct the defense or settlement of any suit or claim in the manner which, in the Seller’s opinion, it deems proper.

13.2.3	The Seller’s liability hereunder shall be conditional upon the strict and timely compliance by the Buyer with the terms of this Clause and is in lieu of any other liability to the Buyer express or implied which the Seller might incur at law as a result of any infringement or claim of infringement of any patent or copyright.

14	BUYER FURNISHED EQUIPMENT

14.1	Administration

14.1.1	Without additional charge, the Seller shall provide for the installation of those items of equipment which are identified in the Specification as being furnished by the Buyer (“Buyer Furnished Equipment” or “BFE”), provided that they are referred to in the Airbus BFE Product Catalogue valid at the time the BFE is selected.

14.1.2	The Seller shall advise the Buyer of the dates by which, in the planned release of engineering for the Aircraft, the Seller requires a written detailed engineering definition (the “BFE Engineering Definition”) including the description of the dimensions and weight of BFE, the information related to its certification and information necessary for the installation and operation thereof. The Buyer shall furnish such detailed description and information by the dates so specified. Such information, dimensions and weights shall not thereafter be revised unless authorised by a Specification Change Notice.

14.1.3	The Seller shall also furnish in due time to the Buyer a schedule of dates and indication of shipping addresses for delivery of BFE and, where requested by the Seller, additional spare BFE to permit installation in the Aircraft and delivery of the Aircraft in accordance with the delivery schedule. The Buyer shall provide or cause to be provided such equipment by such dates in a serviceable condition, in order to allow performance of any assembly, test, or acceptance process in accordance with the industrial schedule.

14.1.4	The Buyer shall also provide, when requested by the Seller, at AIRBUS OPERATIONS S.A.S. works in TOULOUSE (FRANCE) and/or at AIRBUS OPERATIONS GMBH, Division Hamburger Flugzeugbau, works in HAMBURG (FEDERAL REPUBLIC OF GERMANY) adequate field service including support from BFE suppliers to act in a technical advisory capacity to the Seller in the installation, calibration and possible repair of any BFE.

14.1.5	The Seller shall be entitled to refuse any item of BFE which it considers incompatible with the Specification, the above mentioned engineering definition or the certification requirements.

14.1.6	The BFE shall be imported into FRANCE or into the FEDERAL REPUBLIC OF GERMANY by the Buyer under a suspensive customs system (“Régime de l’entrepôt industriel pour fabrication coordonnée” or “Zollverschluss”) without application of any French or German tax or customs duty, and shall be Delivered Duty Unpaid (DDU) according to the Incoterms definition.

Shipping Addresses:

AIRBUS OPERATIONS S.A.S.

316 Route de Bayonne

31300 TOULOUSE

FRANCE

or

AIRBUS OPERATIONS GMBH

Division Hamburger Flugzeugbau

Kreetslag 10

21129 HAMBURG

FEDERAL REPUBLIC OF GERMANY

as specified by the Seller.

14.2	Aviation Authorities’ Requirements

The Buyer is responsible for, at its expense, and warrants that BFE shall: (i) be manufactured by a qualified supplier; (ii) meet the requirements of the Specification; (iii) comply with the BFE Engineering Definition; (iv) comply with applicable requirements incorporated by reference to the Type Certificate and listed in the Type Certificate Data Sheet; (v) be approved by the Aviation Authorities delivering the Export Certificate of Airworthiness and by the Buyer’s Aviation Authority for installation and use on the Aircraft at the time of Delivery of such Aircraft; and (vi) not be subject to any legal obligation or other encumbrance that may prevent, hinder or delay the installation of the BFE in the Aircraft and/or Delivery of the Aircraft.

14.3	Buyer’s Obligation and Seller’s Remedies

14.3.1	Any delay or failure in complying with the foregoing warranty or in providing the descriptive information or service representatives mentioned in Clause 14.1 or in furnishing the BFE in serviceable condition at the requested delivery date or in obtaining any required approval for such equipment under the above mentioned Aviation Authorities regulations may delay the performance of any act to be performed by the Seller, and cause the Final Price of the Aircraft to be adjusted in accordance with the updated delivery schedule and to include in particular the amount of the Seller’s additional costs, attributable to such delay or failure such as storage, taxes, insurance and costs of out-of sequence installation.

14.3.2	Further, in any such event, the Seller may:

(i)	select, purchase and install an equipment similar to the involved one, in which event the Final Price of the affected Aircraft shall also be increased by the purchase price of such equipment plus reasonable costs and expenses incurred by the Seller for handling charges, transportation, insurance, packaging and if so required and not already provided for in the price of the Aircraft for adjustment and calibration; or

(ii)	if the BFE shall be so delayed by more than *****, or unapproved within ***** of the dates specified in Clause 14.1.2, deliver the Aircraft without the installation of such BFE, notwithstanding the applicable terms of Clause 7 insofar as it may otherwise have applied, and the Seller shall thereupon be relieved of all obligations to install such equipment. The Buyer may also elect to have the Aircraft so delivered.

14.4	Title and Risk of Loss

Title to and risk of loss of any BFE shall at all times remain with the Buyer except that risk of loss (limited to cost of replacement of said BFE and excluding in particular loss of use) shall be with the Seller for as long as such BFE shall be under the care, custody and control of the Seller.

14.5	Disposition of BFE Following Termination

14.5.1	*****.

14.5.2	The Buyer shall cooperate with the Seller in facilitating the sale of BFE pursuant to Clause 14.5.1 and shall be responsible for all costs incurred by the Seller in removing and facilitating the sale of such BFE. The Buyer shall reimburse the Seller for all such costs within ***** of receiving documentation of such costs from the Seller.

14.5.3	The Seller shall notify the Buyer as to those items of BFE not sold by the Seller pursuant to paragraph 14.5.1 above and, at the Seller’s request, the Buyer shall undertake to remove such items from the Seller’ facility within ***** of the date of such notice. The Buyer shall have no claim against the Seller for damage, loss or destruction of any item of BFE removed from the Aircraft and not removed from Seller’s facility within such period.

14.5.4	The Buyer shall have no claim against the Seller for damage to or destruction of any item of BFE damaged or destroyed in the process of being removed from the Aircraft, provided that the Seller shall use reasonable care in such removal.

14.5.5	The Buyer shall grant title (or, as the case may be, procure that title is granted to) the Seller to any BFE items that cannot be removed from the Aircraft without causing damage to the Aircraft or rendering any system in the Aircraft unusable.

15	INDEMNIFICATION and insurance

15.1	The Seller shall, except in case of gross negligence or wilful misconduct of the Buyer, its directors, officers, agents or employees, be solely liable for and shall indemnify and hold harmless the Buyer, its Affiliates and each of their respective directors, officers, agents, employees and insurers from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) in respect of:

15.1.1	loss of, or damage to, the Seller’s property;

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

15.1.2	Injury to, or death of, the directors, officers, agents or employees of the Seller;

15.1.3	any damage caused by the Seller to third parties arising out of, or in any way connected with, any ground check, check or controls connected with the Technical Acceptance Process; and

15.1.4	any damage caused by the Buyer and/or the Seller to third parties arising out of, or in any way connected with, technical acceptance flights under Clause 8 of this Agreement.

15.2	The Buyer shall, except in case of gross negligence or wilful misconduct of the Seller, its directors, officers, agents or employees, be solely liable for and shall indemnify and hold harmless the Seller, its Affiliates and each of their respective directors, officers, agents, employees, sub-contractors and insurers from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) in respect of:

15.2.1	loss of, or damage to, the Buyer’s property;

15.2.2	injury to, or death of, the directors, officers, agents or employees of the Buyer; and

15.2.3	any damage caused by the Buyer to third parties arising out of, or in any way connected with the Technical Acceptance Process.

16	REMEDIES

16.1	Insolvency

In the event that either the Seller or the Buyer:

16.1.1	makes a general assignment for the benefit of creditors or becomes insolvent;

16.1.2	files a voluntary petition in bankruptcy;

16.1.3	petitions for or acquiesces in the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets;

16.1.4	commences under the laws of any competent jurisdiction any proceeding involving its insolvency, bankruptcy, readjustment of debt, liquidation or any other similar proceeding for the relief of financially distressed debtors;

16.1.5	becomes the object of any proceeding or action of the type described in (c) or (d) above and such proceeding or action remains undismissed or unstayed for a period of at least *****; or

16.1.6	is divested of a substantial part of its assets for a period of at least *****, then the other party may, to the full extent permitted by law, by written notice, terminate all or part of its obligations under this Agreement.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

16.2	*****

If for any Aircraft the Buyer fails to *****.

16.3	*****

If the Buyer fails to *****.

16.4	Default under Other Agreements

If the Buyer *****.

16.5	Change of Control

If after the date of this Agreement the ultimate beneficial ownership of a majority of the shares in the Buyer or in the ultimate control of the Buyer occurs without the prior approval of the Seller, the Seller may, by written notice, terminate all or part of its obligations under this Agreement with respect to undelivered Aircraft.

16.6	General

16.6.1	To the fullest extent permitted by law, ***** upon receipt by the relevant party of the notice sent by the other party without it being necessary for either party to take any further action or to seek any consent from the other party or any court having jurisdiction.

16.6.2	The right for either party ***** shall be without prejudice to any other rights and remedies available to such party to enforce its rights under this Agreement before any court having jurisdiction pursuant to any failure by the other party to perform its obligations under this Agreement.

16.6.3	If the party taking the initiative of *****, the notice sent to the other party shall *****.

16.6.4	In the event of *****, without prejudice to any other rights and remedies available under this Agreement or by law, *****.

17	ASSIGNMENTS AND TRANSFERS

17.1	Assignments by Buyer

Except as hereinafter provided, the Buyer may not sell, assign, novate or transfer its rights and obligations under this Agreement to any person without the prior written consent of the Seller.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

17.1.1	Assignments for Delivery Financing

The Buyer shall be entitled to assign its rights under this Agreement at any time in connection with the financing of its obligation to pay the Final Price subject to such assignment being in form and substance acceptable to the Seller.

17.2	Assignments by Seller

The Seller may at any time sell, assign, novate or transfer its rights and obligations under this Agreement to any person, provided such sale, assignment or transfer be notified to Buyer and shall not have a material adverse effect on any of Buyer’s rights and obligations under this Agreement.

17.3	Transfer of Rights and Obligations upon Restructuring

In the event that the Seller is subject to a corporate restructuring having as its object the transfer of, or succession by operation of law in, all or a substantial part of its assets and liabilities, rights and obligations, including those existing under this Agreement, to a person (the “Successor”) under the control of the ultimate controlling shareholders of the Seller at the time of that restructuring, for the purpose of the Successor carrying on the business carried on by the Seller at the time of the restructuring, such restructuring shall be completed without consent of the Buyer following notification by the Seller to the Buyer in writing. The Buyer recognises that succession of the Successor to the Agreement by operation of law, which is valid under the law pursuant to which that succession occurs, shall be binding upon the Buyer.

18	MISCELLANEOUS PROVISIONS

18.1	Data Retrieval

On the Seller’s reasonable request, the Buyer shall provide the Seller with all the necessary data, as customarily compiled by the Buyer and pertaining to the operation of the Aircraft, to assist the Seller in making an efficient and coordinated survey of all reliability, maintenance, operational and cost data with a view to monitoring the efficient and cost effective operations of the Airbus fleet worldwide.

18.2	Notices

All notices and requests required or authorized hereunder shall be given in writing either by personal delivery to an authorized representative of the party to whom the same is given or by registered mail (return receipt requested), express mail (tracking receipt requested) or by facsimile, to be confirmed by subsequent registered mail, and the date upon which any such notice or request is so personally delivered or if such notice or request is given by registered mail, the date upon which it is received by the addressee or, if given by facsimile, the date upon which it is sent with a correct confirmation printout, provided that if such date of receipt is not a Business Day notice shall be deemed to have been received on the first following Business Day, shall be deemed to be the effective date of such notice or request.

Seller’s address for notices is:

AIRBUS S.A.S.

Attn. To V.P. Contracts

1, rond-point Maurice Bellonte

31707 BLAGNAC CEDEX

FRANCE

Buyer’s address for notices is:

Vertical Horizons, Ltd.

c/o Intertrust SPV (Cayman) Limited

Elgin Avenue

George Town

Grand Cayman, KY1 9005

Cayman Islands

Attention:       Directors

Fax:                +1 345 945 4757

or such other address or such other person as the party receiving the notice or request may reasonably designate from time to time.

18.3	Waiver

The failure of either party to enforce at any time any of the provisions of this Agreement, or to exercise any right herein provided, or to require at any time performance by the other party of any of the provisions hereof, shall in no way be construed to be a present or future waiver of such provisions nor in any way to affect the validity of this Agreement or any part thereof or the right of the other party thereafter to enforce each and every such provision. The express waiver (whether made one (1) or several times) by either party of any provision, condition or requirement of this Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

18.4	Law and Jurisdiction

18.4.1	This Agreement shall be governed by and construed in accordance with the laws of England.

18.4.2	Any dispute arising out of or in connection with this Agreement shall be within the exclusive jurisdiction of the Courts of England.

18.4.3	The parties do not intend that any term of this Agreement shall be enforceable solely by virtue of the Contracts (Rights of Third Parties) Act 1999 by any person who is not a party to this Agreement.

18.5	International Supply Contract

The Buyer and the Seller recognise that this Agreement is an international supply contract which has been the subject of discussion and negotiation, that all its terms and conditions are fully understood by the parties, and that the Specification and price of the Aircraft and the other mutual agreements of the parties set forth herein were arrived at in consideration of, inter alia, all the provisions hereof specifically including all waivers, releases and renunciations by the Buyer set out herein. The Buyer and the Seller hereby also agree that the United Nations Convention on Contracts for the International Sale of Goods shall not apply to this transaction.

18.6	Severability

In the event that any provision of this Agreement should for any reason be held ineffective, the remainder of this Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law, which renders any provision of this Agreement prohibited or unenforceable in any respect.

18.7	Alterations to Contract

This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understandings, commitments or representations whatsoever oral or written in respect thereto. This Agreement shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both parties or by their duly authorised representatives.

18.8	Language

All correspondence, documents and any other written matters in connection with this Agreement shall be in English.

18.9	Counterparts

This Agreement has been executed in two (2) original copies. Notwithstanding the above, this Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same Agreement.

18.10	Inconsistencies

In the event of any inconsistency between the terms of this Agreement and the terms contained in either (i) the Specification, or (ii) any other Exhibit, in each such case the terms of this Agreement shall prevail over the terms of the Specification or any other Exhibit. For the purpose of this Clause 18.10, the term Agreement shall not include the Specification or any other Exhibit hereto.

18.11	Confidentiality

This Agreement including any Exhibits, other documents or data exchanged between the Buyer and the Seller for the fulfilment of their respective obligations under the Agreement shall be treated by both parties as confidential and shall not be released in whole or in part to any third party except:

(i)	as may be required by law;

(ii)	to its professional advisors for the purpose of implementation of this Agreement and the transactions contemplated herein.

Both the Buyer and the Seller agree:

(iii)	not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior written consent of the other party hereto;

(iv)	that any and all terms and conditions of the transaction contemplated in this Agreement are strictly personal and exclusive to the Buyer, including in particular, but not limited to, the Aircraft pricing (the “Personal Information”). The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the “Receiving Party”).

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(a)	the contact details of the Receiving Party;

(b)	the extent of the Personal Information subject to disclosure; and

(c)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency. The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed. The provisions of this Clause 18.11 shall survive any termination of this Agreement for a period of *****.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF this Agreement was entered into the day and year first above written.

For and on behalf of	For and on behalf of

Vertical Horizons, Ltd.	AIRBUS S.A.S.

Name: .........................................................................	Name: .........................................................................

Title: .........................................................................	Title: .........................................................................

EXHIBIT A

PART 1 —

AIRFRAME PRICE REVISION FORMULA

1.	BASE PRICE

The Airframe Base Price quoted in Clause 3.1 of the Agreement is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

2.	BASE PERIOD

The Airframe Base Price has been established in accordance with the average economic conditions prevailing in ***** and corresponding to a theoretical delivery in ***** as defined by “EClb” and “ICb” index values indicated hereafter.

3.	INDEXES

Labor Index: “Employment Cost Index for Workers in Aerospace manufacturing” hereinafter referred to as “ECI336411W”, quarterly published by the US Department of Labor, Bureau of Labor Statistics, in “NEWS”, and found in Table 9, “WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group”, or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, NAICS Code 336411, base month and year December 2005 = 100).

The quarterly value released for a certain month (March, June, September and December) shall be the one deemed to apply for the two preceding months.

Index code for access on the Web site of the US Bureau of Labor Statistics: CIU20232110000001.

Material Index: “Industrial Commodities” (hereinafter referred to as “1C”) as published in “PPI Detailed Report” (found in Table 6: “Producer price indexes and percent changes for commodity and service groupings and individual items not seasonally adjusted” or such other names that may be from time to time used for the publication title and/or table). (Base Year 1982 = 100).

Index code for access on the Web site of the US Bureau of Labor Statistics: WPU03THRU15.

4.	REVISION FORMULA

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

5.	GENERAL PROVISIONS

5.1	Roundings

The Labor Index average and the Material Index average shall be computed to the first decimal. If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

Each quotient (*****) and (*****) shall be rounded to the nearest ten-thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

The final factor shall be rounded to the nearest ten-thousandth (4 decimals).

The final price shall be rounded to the nearest whole number (0.5 or more rounded to 1).

5.2	Substitution of Indexes for Airframe Price Revision Formula

If:

(a)	the United States Department of Labor substantially revises the methodology of calculation of the Labor Index or the Material Index as used in the Airframe Price Revision Formula, or

(b)	the United States Department of Labor discontinues, either temporarily or permanently, such Labor Index or such Material Index, or

(c)	the data samples used to calculate such Labor Index or such Material Index are substantially changed;

the Seller shall select a substitute index for inclusion in the Airframe Price Revision Formula (the “Substitute Index”).

The Substitute Index shall reflect as closely as possible the actual variance of the Labor Costs or of the material costs used in the calculation of the original Labor Index or Material Index as the case may be.

As a result of the selection of the Substitute Index, the Seller shall make an appropriate adjustment to the Airframe Price Revision Formula to combine the successive utilization of the original Labor Index or Material Index (as the case may be) and of the Substitute Index.

5.3	Final Index Values

The Index values as defined in Clause 4 above shall be considered final and no further adjustment to the base prices as revised at Delivery of the Aircraft shall be made after Aircraft Delivery for any subsequent changes in the published Index values.

5.4	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT A

Part 2 —

PROPULSION SYSTEMS PRICE REVISION FORMULA

CFM INTERNATIONAL

1.	REFERENCE PRICE OF THE PROPULSION SYSTEM

The “Propulsion Systems Reference Price” (as such term is used in this Exhibit A Part 2) of a set of two (2) CFM International LEAP-1A26 Engines is *****.

The Propulsion Systems Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions of this Exhibit C Part 2.

2.	REFERENCE PERIOD

The Propulsion Systems Reference Price has been established in accordance with the economic conditions prevailing for a ***** as defined by CFM International by the Reference Composite Price Index (CPI) 186.92.

3.	INDEXES

Labor Index: “Employment Cost Index for Workers in Aerospace manufacturing” hereinafter referred to as “ECI336411W”, quarterly published by the US Department of Labor, Bureau of Labor Statistics, in “NEWS”, and found in: Table 9, “WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group”, or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, NAICS Code 336411, base month and year December 2005 = 100, *****).

The quarterly value released for a certain month (March, June, September and December) will be the one deemed to apply for the two (2) preceding months.

Index code for access on the Web site of the US Bureau of Labor Statistics: CIU20232110000001.

Material Index: “Industrial Commodities” (hereinafter referred to as “IC”) as published in “PPI detailed report” (found in Table 6. “Producer price indexes and percent changes for commodity groupings and individual items not seasonally adjusted” or such other names that may be from time to time used for the publication title and/or table). (Base Year 1982 = 100).

Index code for access on the Web site of the US Bureau of Labor Statistics: WPU03THRU15.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

4.	REVISION FORMULA

*****

5.	GENERAL PROVISIONS

5.1	Roundings

(i)	The Material Index average (*****) will be rounded to the nearest second decimal place and the Labor Index average (*****) will be rounded to the nearest first decimal place.

(ii)	***** will be rounded to the nearest second decimal place.

(iii)	The final factor (*****) will be rounded to the nearest fourth decimal place. If the next succeeding place is five (5) or more, the preceding decimal place will be raised to the next higher figure.

(iv)	After final computation, ***** will be rounded to the nearest whole number (0.5 rounds to 1).

5.2	Final Index Values

The revised Propulsion Systems Reference Price at the date of Aircraft delivery will not be subject to any further adjustment in the indexes.

5.3	Interruption of Index Publication

If the US Department of Labor substantially revises the methodology of calculation or discontinues any of the indexes referred to hereabove, the Seller will reflect the substitute for the revised or discontinued index selected by CFM International, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

Appropriate revision of the formula will be made to accomplish this result.

5.4	Annulment of the Formula

Should the above ***** provisions become null and void by action of the US Government, the Propulsion Systems Reference Price will be adjusted due to increases in the costs of labor and material which have occurred from the period represented by the applicable Reference ***** to the ***** prior to the scheduled month of Aircraft delivery.

5.5	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT B

FORM OF CERTIFICATE OF ACCEPTANCE

In accordance with the terms of [clause [ 🌑 ]] of the purchase agreement dated [day] [month] [year] and made between Vertical Horizons, Ltd, (the “Customer”) and Airbus S.A.S. as amended and supplemented from time to time (the “Purchase Agreement”), the technical acceptance tests relating to one Airbus A320 aircraft, bearing manufacturer’s serial number [ 🌑 ], and registration mark [ 🌑 ] (the “Aircraft”) have taken place in *****.

In view of said tests having been carried out with satisfactory results, the Customer, [as agent of [insert the name of the lessor/SPC] (the “Owner”) pursuant to the [purchase agreement assignment] dated [day] [month] [year], between the Customer and the Owner] hereby approves the Aircraft as being in conformity with the provisions of the Purchase Agreement and accepts the Aircraft for delivery in accordance with the provisions of the Purchase Agreement.

Such acceptance shall not impair the rights that may be derived from the warranties relating to the Aircraft set forth in the Purchase Agreement.

Any right at law or otherwise to revoke this acceptance of the Aircraft is hereby irrevocably waived.

IN WITNESS WHEREOF, the Customer, [as agent of the Owner] has caused this instrument to be executed by its duly authorised representative this                  day of [month], [year] in *****.

CUSTOMER [as agent of OWNER]

Name:

Title:

Signature:

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT C

BILL OF SALE

Know all men by these presents that Airbus S.A.S., a Société par Actions Simplifiée existing under French law and having its principal office at 1 rond-point Maurice Belionte, 31707 Blagnac Cedex, FRANCE (the “Seller”), was this [day] [month] [year] the owner of the title to the following airframe (the “Airframe”), the propulsion systems as specified (the “Propulsion Systems”) and [all appliances, components, parts, instruments, accessories, furnishings, modules and other equipment of any nature], excluding buyer furnished equipment (“BFE”), incorporated therein, installed thereon or attached thereto on the date hereof (the “Parts”):

AIRFRAME:		PROPULSION SYSTEMS:

AIRBUS Model A320-200		CFM International LEAP-1 A26

MANUFACTURER’S		ENGINE SERIAL NUMBERS:

SERIAL NUMBER:	[🌑 ]	LH: [ 🌑 ]

RH: [ 🌑 ]

REGISTRATION MARK:	[🌑 ]

The Airframe, Propulsion Systems and Parts are hereafter together referred to as the “Aircraft”.

The Seller did this              day of [month] [year], sell, transfer and deliver all of its above described rights, title and interest in and to the Aircraft to the following entity and to its successors and assigns forever, said Aircraft to be the property thereof:

[Insert Name/Address of Buyer]

(the “Buyer”)

The Seller hereby warrants to the Buyer, its successors and assigns that it had good and lawful right to sell, deliver and transfer title to the Aircraft to the Buyer and that there was conveyed to the Buyer good, legal and valid title to the Aircraft, free and clear of all liens, claims, charges, encumbrances and rights of others and that the Seller will warrant and defend such title forever against ail claims and demands whatsoever.

This Bill of Sale shall be governed by and construed in accordance with the laws of England.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized representative this              day of [month], [year] in *****.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

AIRBUS S.A.S.

Name:

Title:

Signature:

EXHIBIT D

PRE-DELIVERY PAYMENTS, SCHEDULED DELIVERY MONTHS

*****

*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****		*****

*****

*****	*****	*****
*****	*****	*****
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APPENDIX 1

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***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Part B  —  Form of Assigned A321 Purchase Agreement

EXECUTION VERSION

A321 Purchase Agreement

BETWEEN

AIRBUS S.A.S.

as Seller

AND

Vertical Horizons, Ltd.

as Buyer

CONTENTS

EXHIBITS	TITLES
Exhibit A	Part 1 — AIRFRAME PRICE REVISION FORMULA	43
	Part 2 — PROPULSION SYSTEM PRICE REVISION FORMULA	45
Exhibit B	FORM OF CERTIFICATE OF ACCEPTANCE	47
Exhibit C	FORM OF BILL OF SALE	48
Exhibit D	PRE-DELIVERY PAYMENTS, SCHEDULED DELIVERY MONTHS	50

EXECUTION VERSION

A321 PURCHASE AGREEMENT

This A321 Purchase Agreement is made on                  2014 (the “Agreement”).

BETWEEN:

AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 1, rond-point Maurice Bellonte, 31700 Blagnac, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”);

and

Vertical Horizons, Ltd., a company incorporated and existing under the laws of the Cayman Islands and having its registered office at the offices of Intertrust SPV (Cayman) Limited, 190 Elgin Avenue, George Town, Grand Cayman, KY1 9005, Cayman Islands (the “Buyer”).

WHEREAS subject to the terms and conditions of this Agreement, the Seller desires to sell the Aircraft to the Buyer and the Buyer desires to purchase the Aircraft from the Seller.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

0	DEFINITIONS AND INTERPRETATION

0.1	In addition to words and terms elsewhere defined in this Agreement, the initially capitalized words and terms used in this Agreement shall have the meaning set out below.

Affiliate means with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with such person.

Aircraft means an Airbus A321 aircraft delivered under this Agreement, including the Airframe, the Propulsion Systems, and any part, component, furnishing or equipment installed on the Aircraft on Delivery.

Airframe means the Aircraft excluding the Propulsion Systems.

Airframe Base Price has the meaning set out in Clause 3.1 which includes the SCN Budget.

Airframe Price Revision Formula is set out in Part 1 of Exhibit A.

Assignment and Assumption Agreement means the assignment and assumption agreement dated on or about 2014 made between Frontier, the Buyer and the Seller in relation to the Frontier A321 PA and the Aircraft.

Aviation Authority means when used in respect of any jurisdiction the government entity, which under the laws of such jurisdiction has control over civil aviation or the registration, airworthiness or operation of aircraft in such jurisdiction.

Business Day means a day, other than a Saturday or Sunday, on which business of the kind contemplated by this Agreement is carried on in France, in Germany and in the Buyer’s country or, where used in relation to a payment, which is a day on which banks are open for business in France, in Germany, in the Buyer’s country and in New York, as appropriate.

Declaration of Design and Performance or DDP means the documentation provided by an equipment manufacturer guaranteeing that the corresponding equipment meets the requirements of the Specification, the interface documentation as well as all the relevant certification requirements.

Delivery means the transfer of title to the Aircraft from the Seller to the Buyer in accordance with Clause 9.

Delivery Date means the date on which Delivery occurs.

Delivery Location means the facilities of the Seller at the location of final assembly of the Aircraft.

Export Airworthiness Certificate means an export certificate of airworthiness issued by the Aviation Authority of the Delivery Location.

Facility Agent means Citibank N.A. as facility agent for and on behalf of the Lenders under the PDP Loan Agreement.

Final Price has the meaning set out in Clause 3.2.

Frontier means Frontier Airlines, Inc. a company incorporated and existing under the laws of Colorado.

Frontier A320 PA means the aircraft purchase agreement dated 30 September 2011 as amended and supplemented from time to time, made between Frontier and the Seller.

Frontier A321 PA means the aircraft purchase agreement dated 31 October 2014 as amended and supplemented from time to time, made between Frontier and the Seller.

Guarantee means the guarantee and indemnity dated 2014 made between Frontier as guarantor and the Seller as beneficiary pursuant to which, amongst other things, Frontier shall guarantee to the Seller the due and punctual performance by the Buyer of all of its obligations owed to the Seller under this Agreement.

Lenders has the meaning ascribed to such term in the Step-In Agreement.

Manufacture Facilities means the various manufacture facilities of the Seller, its Affiliates or any subcontractor, where the Airframe or its parts are manufactured or assembled.

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Other Agreement means any of.

1.	the Frontier A320 PA

2.	the Frontier A321 PA;

3.	the Assignment and Assumption Agreement;

4.	the Re-assignment and Re-assumption Agreement;

5.	the Vertical Horizons A320neo PA;

6.	the Guarantee;

7.	the Step-In Agreement and any other document entered into in order to give effect to the transactions contemplated thereby; and

8.	any other material agreement made from time to time between the Buyer or any of its Affiliates or Frontier and the Seller or any of its Affiliates.

PDP Loan Agreement has the meaning ascribed to such term in the Step-in Agreement.

Predelivery Payment means the payment(s) determined in accordance with Clause 5.2.

Propulsion Systems has the meaning given to it in Clause 2.3.

Propulsion Systems Manufacturer means the manufacturer of the Propulsion System as set out in Clause 2.3.

Propulsion System Price Revision Formula is set out in Part 2 of Exhibit A.

Propulsion Systems Reference Price means the Propulsion Systems Manufacturer reference price as set out in Exhibit A Part 2.

Ready for Delivery means the time when the Technical Acceptance Process has been completed in accordance with Clause 8 and all technical conditions required for the issuance of the Export Airworthiness Certificate have been satisfied.

SCN Budget means: the amount of *****, being the cost in delivery condition ***** Dollars of the SCNs which the Buyer and the Seller have assumed to be applicable to each Airframe as delivered hereunder and which cost is included in the relevant Airframe Base Price set out in Clause 3.1.

Security Trustee means the Bank of Utah, not in its individual capacity but solely as security trustee for and on behalf of the Facility Agent and the Lenders.

Seller Furnished Equipment or SFE corresponds to items of equipment that are identified in the Specification as being furnished by the Seller.

***** Confidential portions of the material have been omitted and filed seprately with the Securities and Exchange Commission.

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Sharklets means a new large wingtip device designed to enhance the eco-efficiency and payload range performance of the A320 family aircraft and which are part of the SCN Budget.

Vertical Horizons A320neo PA means the aircraft purchase agreement dated , 2014 made between the Buyer and the Seller in respect of certain A320neo aircraft.

Specification Change Notice or SCN means an agreement in writing between the parties to amend the Specification pursuant to Clause 2.

Specification means either: (a) the Standard Specification if no SCNs are applicable; or (b) if SCNs are applicable, the Standard Specification as amended by all applicable SCNs.

Standard Specification means the A321 standard specification document number *****.

Step-In Agreement means the step-in agreement dated                  2014 made between the Buyer, the Security Trustee and the Seller in respect of the Aircraft.

0.2	Clause headings and the Index are inserted for convenience of reference only and shall be ignored in the interpretation of this Agreement.

0.3	In this Agreement unless the context otherwise requires:

(a)	references to Clauses, Appendices and Exhibits are to be construed as references to the Clauses of, and Appendices, and Exhibits to this Agreement and references to this Agreement include its Schedules, Exhibits and Appendices;

(b)	words importing the plural shall include the singular and vice versa; and

(c)	references to a person shall be construed as including, without limitation, references to an individual, firm, company, corporation, unincorporated body of persons and any state or agency of a state.

1	SALE AND PURCHASE

The Seller shall sell and deliver and the Buyer shall buy and take delivery of nine (9) A321 Aircraft on the Delivery Date at the Delivery Location upon the terms and conditions contained in this Agreement.

2	SPECIFICATION

2.1	Aircraft Specification

The Aircraft shall be manufactured in accordance with the Standard Specification, as may already have been modified or varied prior to the date of this Agreement by the Specification Change Notices listed in Appendix 1.

***** Confidential portions of the material have been omitted and filed seprately with the Securities and Exchange Commission.

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2.2	Specification Amendment

The Specification may be further amended following signature of this Agreement in accordance with the terms of this Clause 2.

2.2.1 Specification Change Notices

The Specification may be amended by written agreement between the Buyer and the Seller in a Specification Change Notice. Each SCN shall be in the Seller’s standard form and shall set out the particular change to be made to the Specification and the effect, if any, of such change on the Aircraft affected thereby and on the text of the Specification. An SCN may result in an adjustment of the Final Price, which adjustment, if any, shall be specified in the SCN.

2.2.2 Development Changes

The Specification may also be amended to incorporate changes deemed necessary by the Seller to improve the Aircraft, prevent delay or ensure compliance with this Agreement (“Development Changes”), as set forth in this Clause 2.

(i)	Manufacturer Specification Changes Notices

(a)	The Specification may be amended by the Seller through a Manufacturer Specification Change Notice (“MSCN”), which shall be substantially in the Seller’s standard form and shall set out the change to be made to the Specification and the effect, if any, of such change on the Aircraft affected thereby and the Specification.

(b)	If a MSCN is necessitated by an Aviation Authority directive or by equipment obsolescence (a “Mandatory MSCN”), any such Mandatory MSCN shall be accomplished without requiring the Buyer’s consent. If the MSCN is not a Mandatory MSCN (a “Non-Mandatory MSCN”) and adversely affects the performance, weight, Base Price, Delivery Date of the Aircraft affected thereby or the interchangeability or replaceability requirements under the Specification, the Seller shall notify the Buyer of a reasonable period of time during which the Buyer must accept or reject such Non-Mandatory MSCN. If the Buyer does not notify the Seller of the rejection of the Non-Mandatory MSCN within such period, the Non-Mandatory MSCN shall be deemed accepted by the Buyer and the corresponding modification shall be accomplished.

(ii)	In the event of the Seller revising the Specification to incorporate Development Changes which have no adverse effect on any of the elements as set forth in 2.2.2(i)(a) above, such revision shall be performed by the Seller without the Buyer’s consent.

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(iii)	The Seller is considering turning certain items, which are currently BFE in the Specification, into SFE and the parties agree that such BFE items shall be excluded from the provisions of Clauses 2.2.2(i) and 2.2.2(ii) above and, should they become SFE, shall furthermore be chargeable to the Buyer.

2.3	Propulsion System

Each Airframe shall be equipped with a set of two (2) CFM International CFM56B3/3 engines propulsion systems (the “Propulsion Systems”).

2.4	Milestones

2.4.1	Customization Milestones Chart

Within a reasonable period following signature of the Agreement, the Seller shall provide the Buyer with a customisation milestones chart (the “Customisation Milestone Chart”), setting out how far in advance of the Scheduled Delivery Month of the Aircraft an SCN must be executed in order to integrate into the Specification any items requested by the Buyer from the Seller’s catalogues of Specification change options (the “Option Catalogues”).

2.4.2	Contractual Definition Freeze

The Customisation Milestone Chart shall in particular define the date(s) by which the contractual definition of the Aircraft must be finalized and all SCNs need to have been executed by the Buyer (the “Contractual Definition Freeze” or “CDF”) in order to enable their incorporation into the manufacturing of the Aircraft and Delivery of the Aircraft in the Scheduled Delivery Month. Each such date shall be referred to as a “CDF Date”.

3	PRICES

3.1	Airframe Base Price

The Airframe Base Price is *****.

The Airframe Base Price has been established in accordance with the average economic conditions prevailing in ***** and corresponding to a theoretical delivery in *****.

3.2	Final Price

The Final Price of each Aircraft shall be the Airframe Base Price as increased by:

(i)	the price of any unpaid MSCNs and any Specification Change Notices contracted after the date of ***** as adjusted to the Delivery Date of such Aircraft in accordance with the Airframe Price Revision Formula;

***** Confidential portions of the material have been omitted and filed seprately with the Securities and Exchange Commission.

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(ii)	escalation of the Airframe Base Price from a theoretical delivery date of ***** to the Delivery Date of such Aircraft in accordance with the Airframe Price Revision Formula;

(iii)	the Propulsion Systems Reference Price and its corresponding escalation from a theoretical delivery date of ***** for the Propulsion Systems to the actual Delivery Date of such Aircraft in accordance with the Propulsion System Price Revision Formula; and

(iv)	any other amount due from the Buyer to the Seller pursuant to this Agreement and/or any other agreement between the Buyer and the Seller with respect to the Aircraft.

4	INTENTIONALLY LEFT BLANK

5	PAYMENTS

5.1	Seller’s Account

The Buyer shall pay the Predelivery Payments, the Balance of Final Price and/or any other amount due by the Buyer to the Seller, to the following account;

Beneficiary Name: *****

account identification:*****

with:

*****

SWIFT: *****

ABA: *****

or to such other account as may be designated by the Seller.

5.2	Predelivery Payments

5.2.1	The Buyer shall pay Predelivery Payments to the Seller in accordance with the schedule set out in Exhibit D.

5.2.2	Any Predelivery Payment received by the Seller shall constitute an instalment in respect of the Final Price of the Aircraft. The Seller shall be entitled to hold and use any Predelivery Payment as absolute owner thereof, subject only to: (i) the obligation to deduct any such Predelivery Payment from the Final Price when calculating the Balance of Final Price; or (ii) the obligation to pay to the Buyer an amount equal to the Predelivery Payments pursuant to any other provision of this Agreement.

***** Confidential portions of the material have been omitted and filed seprately with the Securities and Exchange Commission.

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5.2.3	If any Predelivery Payment is not received ***** then, in addition to any other rights and remedies available to Seller, the Seller shall have no obligation to deliver any or all of the Aircraft remaining to be delivered under the Agreement within their respective Scheduled Delivery Month(s). Upon receipt of the full amount of all delayed Predelivery Payments, together with any amount due pursuant to Clause 5.6, the Seller shall inform the Buyer of new Scheduled Delivery Month(s) consistent with the Seller’s other commitments and production capabilities.

5.2.4	*****

5.3	Balance of Final Price

5.3.1	The “Balance of Final Price” payable by the Buyer to the Seller on the Delivery Date shall be the Final Price less the amount of Predelivery Payments received by the Seller on or before the Delivery Date.

5.3.2	Upon receipt of the Seller’s invoice, and immediately prior to Delivery, the Buyer shall pay to the Seller the Balance of Final Price.

5.4	Other Charges

Unless expressly stipulated otherwise, any other charges due under this Agreement other than those set out in Clauses 5.2 and 5.3 shall be paid by the Buyer at the same time as payment of the Balance of Final Price or, if invoiced after the Delivery Date, ***** the invoice date.

5.5	Method of Payment

5.5.1	All payments provided for in this Agreement shall be made in US Dollars (US$) in immediately available funds.

5.5.2	*****

5.6	Overdue Payments

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5.7	Taxes

5.7.1	*****

5.7.2	*****

5.7.3	*****

5.8	Proprietary Interest

***** Confidential portions of the material have been omitted and filed seprately with the Securities and Exchange Commission.

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The Buyer shall not, by virtue of anything contained in this Agreement (including, without limitation, any Predelivery Payments hereunder, or any designation or identification by the Seller of a particular aircraft as an Aircraft to which any of the provisions of this Agreement refers) acquire any proprietary, insurable or other interest whatsoever in any Aircraft before Delivery of and payment for such Aircraft, as provided in this Agreement.

5.9	Set-Off

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5.10	*****

5.10.1	*****

6	MANUFACTURE PROCEDURE — INSPECTION

6.1	Manufacture Procedure

The Airframe shall be manufactured in accordance with the relevant requirements of the laws of the jurisdiction of incorporation of the Seller or of its relevant Affiliate as enforced by the Aviation Authority of such jurisdiction.

6.2	Inspection

6.2.1	Subject to providing the Seiler with insurance certificates satisfactory to the Seller, the Buyer or its duly authorised representatives (the “Buyer’s Inspector(s)”) shall be entitled to inspect the manufacture of the Airframe and all materials and parts obtained by the Seller for the manufacture of the Airframe on the following terms and conditions:

(i)	any inspection shall be made according to a procedure to be agreed upon with the Buyer but shall be conducted pursuant to the Seller’s own system of inspection as developed under the supervision of the relevant Aviation Authority;

(ii)	the Buyer’s Inspector(s) shall have access to such relevant technical data as is reasonably necessary for the purpose of the inspection;

(iii)	any inspection and any related discussions with the Seller and other relevant personnel by the Buyer’s Inspector(s) shall be at reasonable times during business hours and shall take place in the presence of relevant inspection department personnel of the Seller; and

(iv)	the inspections shall be performed in a manner not to unduly delay or hinder the manufacture or assembly of the Aircraft or the performance of this Agreement by the Seller or any other work in progress at the Manufacture Facilities.

***** Confidential portions of the material have been omitted and filed seprately with the Securities and Exchange Commission.

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6.2.2	Location of Inspections

The Buyer’s Inspector(s) shall be entitled to conduct any such inspection at the relevant Manufacture Facility of the Seller or the Affiliates and where possible at the Manufacture Facilities of the sub-contractors provided that if access to any part of the Manufacture Facilities where the Airframe manufacture is in progress or materials or parts are stored are restricted for security or confidentiality reasons, the Seller shall be allowed reasonable time to make the relevant items available elsewhere.

6.3	Seller’s Service for Buyer’s Inspector(s)

For the purpose of the inspections, and commencing with the date hereof until the Delivery Date, the Seller shall furnish without additional charge suitable space and office equipment in or conveniently located with respect to the Delivery Location for the use of a reasonable number of Buyer’s Inspector(s).

7	CERTIFICATION

7.1	Type Certification

The Aircraft has been type certificated under European Aviation Safety Agency (EASA) procedures for certification in the transport category. The Seller has obtained the relevant type certificate (the “Type Certificate”) to allow the issuance of the Export Airworthiness Certificate.

7.2	Export Airworthiness Certificate

7.2.1	The Aircraft shall be delivered to the Buyer with an Export Airworthiness Certificate.

7.2.2	If, any time before the date on which the Aircraft is Ready for Delivery, any law or regulation is enacted, promulgated, becomes effective and/or an interpretation of any law or regulation is issued which requires any change to the Specification for the purposes of obtaining the Export Airworthiness Certificate (a “Change in Law”), the Seller shall make the required variation or modification and the parties hereto shall sign a Specification Change Notice which specifies the effects, if any, upon the guaranteed performances, weights, interchangeability, time of Delivery, price of the Aircraft and text of the Specification.

7.2.3	The Seller shall as far as practicable (but at its sole discretion and without prejudice to Clause 7.3.1(ii)) take into account the information available to it concerning any proposed law, regulation or interpretation which could become a Change in Law in order to minimise the costs of changes to the Specification as a result of such proposed law, regulation or interpretation becoming effective prior to the Aircraft being Ready for Delivery.

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7.3	Costs of SCNs for Certification

7.3.1	The costs of implementing the variation or modification referred to in Clause 7.2.2 above shall be:

(i)	*****

(ii)	*****

7.3.2	Notwithstanding the provisions of sub-Clauses 7.3.1 (i) and (ii), if the Change in Law relates to the Propulsion Systems, the costs shall be borne in accordance with such arrangements as may be made separately between the Buyer and the Propulsion System Manufacturer, *****.

7.4	Validation of Export Airworthiness Certificate

7.4.1	The Seller shall endeavour to obtain the validation of the Export Airworthiness Certificate by the Buyer’s Aviation Authority.

7.4.2	Where the Buyer’s Aviation Authority requires a modification to comply with additional import aviation requirements and/or supply of additional data prior to the issuance of the Export Airworthiness Certificate the Seller shall incorporate such modification and/or provide such data at costs to be borne by the Buyer. The parties shall sign a Specification Change Notice which specifies the effects, if any, upon the guaranteed performances, weights, interchangeability, time of Delivery and price of the Aircraft.

8	TECHNICAL ACCEPTANCE

8.1	Technical Acceptance Process

8.1.1	Prior to Delivery the Aircraft shall undergo a technical acceptance process, proposed by the Seller (the “Technical Acceptance Process”). Completion of the Technical Acceptance Process shall demonstrate the satisfactory functioning of the Aircraft and shall be deemed to demonstrate compliance with the Specification. Should it be established that the Aircraft does not comply with the Technical Acceptance Process requirements, the Seller shall without hindrance from the Buyer be entitled to carry out any necessary changes and, as soon as practicable thereafter, resubmit the Aircraft to such further Technical Acceptance Process as is necessary to demonstrate the elimination of the non-compliance.

8.1.2	The Technical Acceptance Process shall:

(i)	commence on a date notified by the Seller to the Buyer by no less than *****;

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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(ii)	take place at the Delivery Location;

(iii)	be carried out by the personnel of the Seller; and

(iv)	include a technical acceptance flight which shall *****.

8.2	Buyer’s Attendance

8.2.1	The Buyer shall be entitled to attend the Technical Acceptance Process and notification of the start of such Technical Acceptance Process shall be done in accordance with Clause 9.1.2.

8.2.2	If the Buyer elects to attend the Technical Acceptance Process, the Buyer:

(a)	shall co-operate in complying with the reasonable requirements of the Seller with the intention of completing the Technical Acceptance Process within ***** after its commencement;

(b)	may have a maximum of ***** of its representatives (no more than ***** such representatives having access to the cockpit at any one time) accompany the Seller’s representatives on a technical acceptance flight and during such flight the Buyer’s representatives shall comply with the instructions of the Seller’s representatives.

8.2.3	If the Buyer does not attend or fails to co-operate in the Technical Acceptance Process, the Seller shall be entitled to complete the Technical Acceptance Process and the Buyer shall be deemed to have accepted the Technical Acceptance Process as satisfactory in all respects.

8.3	Certificate of Acceptance

Following completion of the Technical Acceptance Process, the Buyer shall sign and deliver to the Seller, in accordance with Clause 9.2.1, a certificate of acceptance in respect of the Aircraft in the form of Exhibit B (the “Certificate of Acceptance”).

8.4	Aircraft Utilisation

The Seller shall, without payment or other liability, be entitled to use the Aircraft prior to Delivery as may be necessary to obtain the certificates required under Clause 7, and such use shall not prejudice the Buyer’s obligation to accept Delivery of the Aircraft hereunder. However the Seller shall not be authorised to use the Aircraft during more than ***** for any other purpose without the specific agreement of the Buyer.

9	DELIVERY

9.1	Delivery Schedule

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9.1.1	Subject to the terms and conditions set out in this Agreement, the Seller shall have the Aircraft Ready for Delivery at the Delivery Location within the following months (each a “Scheduled Delivery Month”) or quarters (each a “Scheduled Delivery Quarter”):

Aircraft Rank	CAC ID Reference		Scheduled Delivery
			Month/Quarter	Year
1	*****	A321 Aircraft	*****	*****
2	*****	A321 Aircraft	*****	*****
3	*****	A321 Aircraft	*****	*****
4	*****	A321 Aircraft	*****	*****
5	*****	A321 Aircraft	*****	*****
6	*****	A321 Aircraft	*****	*****
7	*****	A321 Aircraft	*****	*****
8	*****	A321 Aircraft	*****	*****
9	*****	A321 Aircraft	*****	*****

9.1.2	The Seller will give the Buyer written notice of the Scheduled Delivery Month of each Aircraft not already identified above at least ***** before the first day of the Scheduled Delivery Quarter of the respective Aircraft or upon execution of this Agreement for Aircraft to be delivered earlier than ***** before the first day of the Scheduled Delivery Quarter. The Seller shall give the Buyer at least ***** prior written notice of the anticipated date *****. Thereafter the Seller shall notify the Buyer of any change in such date necessitated by the conditions of manufacture or flight,

9.2	Delivery

9.2.1	The Buyer shall, *****, sign the Certificate of Acceptance, pay the Balance of the Final Price and send its representatives to the Delivery Location to take Delivery of, and collect, the Aircraft.

9.2.2	The Seller shall deliver and transfer title to the Aircraft free and clear of all encumbrances to the Buyer provided that the Balance of the Final Price has been paid by the Buyer and that the Certificate of Acceptance has been signed and delivered to the Seller. The Seller shall provide the Buyer with a bill of sale in the form of Exhibit C (the “Bill of Sale”) and/or such other documentation confirming transfer of title and receipt of the Final Price as may reasonably be requested by the Buyer. Title to, property in and risk of loss of or damage to the Aircraft shall be transferred to the Buyer on Delivery.

9.2.3	Should the Buyer fail, within the period specified in Clause 9.2.1, to:

(i)	deliver the signed Certificate of Acceptance to the Seller; or

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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(ii)	pay the Balance of the Final Price for the Aircraft to the Seller and take Delivery of the Aircraft,

then the Buyer shall be deemed to have rejected delivery of the Aircraft without warrant when duly tendered to it hereunder. Without prejudice to Clause 5.7 and the Seller’s other rights under this Agreement or at law:

(a)	the Seller shall retain title to the Aircraft; and

(b)	the Buyer shall bear all risk of loss of or damage to the Aircraft and shall indemnify and hold the Seller harmless against any and all costs (including but not limited to any parking, storage, and insurance costs) and consequences resulting from such failure, it being understood that the Seller shall be under no duty towards the Buyer to store, park, insure, or otherwise protect the Aircraft.

9.2.4	Should the Buyer fail to collect the Aircraft as mentioned in Clause 9.2.1 above and without prejudice to the Seller’s other rights under this Agreement or at law, the provisions of Clause 9.2.3(b) shall apply.

9.3	Fly Away

The Buyer and the Seller shall co-operate to obtain any licenses, which may be required by the Aviation Authority of the Delivery Location for the purpose of exporting the Aircraft. All expenses of, or connected with, flying the Aircraft from the Delivery Location after Delivery shall be borne by the Buyer. The Buyer shall make direct arrangements with the supplying companies for the fuel and oil required for all post- Delivery flights.

10	EXCUSABLE DELAY

10.1	The Buyer acknowledges that the Aircraft are to be manufactured by Seller in performance of this Agreement and that the Scheduled Delivery Months are based on the assumption that there shall be no delay due to causes beyond the control of the Seller. Accordingly, Seller shall not be responsible for any delay in the Delivery of the Aircraft or delay or interruption in the performance of the other obligations of the Seller hereunder due to causes beyond its control, and not occasioned by its fault or negligence including (but without limitation) *****.

10.2	If an Excusable Delay occurs:

10.2.1	the Seller shall notify the Buyer of such Excusable Delay as soon as practicable after becoming aware of the same;

10.2.2	the Seller shall not be responsible for any damages arising from or in connection with such Excusable Delay suffered or incurred by the Buyer;

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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10.2.3	the Seller shall not be deemed to be in default in the performance of its obligations hereunder as a result of such Excusable Delay; and

10.2.4	the Seller shall as soon as practicable after the removal of the cause of the delay resume performance of its obligations under this Agreement and in particular shall notify to the Buyer the revised Scheduled Delivery Month.

10.3	Termination on Excusable Delay

10.3.1	If the Delivery of any Aircraft is delayed as a result of an Excusable Delay for a period of more than ***** after the last day of the Scheduled Delivery Month then either party may terminate this Agreement with respect to the Aircraft so affected by giving written notice to the other party ***** after the ***** provided that the Buyer shall not be entitled to terminate this Agreement pursuant to this Clause if the Excusable Delay results from a cause within its control.

10.3.2	If the Seller concludes that the Delivery of any Aircraft shall be delayed for more than ***** after the last day of the Scheduled Delivery Month due to an Excusable Delay and as a result thereof reschedules Delivery of such Aircraft to a date or month reflecting such delay then the Seller shall promptly notify the Buyer in writing to this effect and shall include in such notification the new Scheduled Delivery Month. Either party may thereupon terminate this Agreement with respect to such Aircraft by giving written notice to the other party ***** after receipt by the Buyer of the notice of anticipated delay.

10.3.3	If this Agreement has not been terminated with respect to the delayed Aircraft during the ***** referred to in either Clause 10.3.1 or 10.3.2 above, then the Seller shall be entitled to reschedule Delivery and the new Scheduled Delivery Month shall be notified to the Buyer and shall be binding on the parties.

10.4	Total Loss, Destruction or Damage

If prior to Delivery, any Aircraft is lost, destroyed or in the reasonable opinion of the Seller is damaged beyond repair (“Total Loss”), the Seller shall notify the Buyer to this effect within ***** of such occurrence. The Seller shall include in said notification (or as soon after the issue of the notice as such information becomes available to the Seller) the earliest date consistent with the Seller’s other commitments and production capabilities that an aircraft to replace the Aircraft may be delivered to the Buyer and the Scheduled Delivery Month shall be extended as specified in the Seller’s notice to accommodate the delivery of the replacement aircraft; provided, however, that in the event the specified extension of the Scheduled Delivery Month to a month is exceeding ***** after the last day of the original Scheduled Delivery Month then this Agreement shall terminate with respect to said Aircraft unless:

10.4.1	the Buyer notifies the Seller within ***** of the date of receipt of the Seller’s notice that it desires the Seller to provide a replacement aircraft during the month quoted in the Seller’s notice; and

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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10.4.2	the parties execute an amendment to this Agreement recording the variation in the Scheduled Delivery Month,

provided, however, that nothing herein shall require the Seller to manufacture and deliver a replacement aircraft if such manufacture would require the reactivation of its production line for the model or series of aircraft which includes the Aircraft purchased hereunder.

10.5	Termination Rights Exclusive

In the event that this Agreement shall be terminated as provided for under the terms of Clauses 10.3 or 10.4, such termination shall discharge all obligations and liabilities of the parties hereunder with respect to such affected Aircraft and undelivered material, services, data or other items applicable thereto and to be furnished hereunder and neither party shall have any claim against the other for any loss resulting from such non-delivery. The Seller shall in no circumstances have any liability whatsoever for Excusable Delay other than as set forth in this Clause 10.

11	NON-EXCUSABLE DELAY

11.1	*****

*****

11.2	Re-negotiation

If, as a result of Non-Excusable Delay, Delivery does not occur in the period falling ***** after the Delivery Period, the Buyer shall have the right exercisable by written notice to the Seller given not less than ***** to require from the Seller a re-negotiation of the Scheduled Delivery Month for the affected Aircraft. Unless otherwise agreed between the Seller and the Buyer during such renegotiation, the said re-negotiation shall not prejudice the Buyer’s right to receive liquidated damages in accordance with Clause 11.1 during the period of Non-Excusable Delay.

11.3	Termination

If, as a result of Non-Excusable Delay, Delivery does not occur in the period falling ***** and the parties have not renegotiated the Scheduled Delivery Month pursuant to Clause 11.2, either party shall have the right exercisable by written notice to the other party, given not less than ***** to terminate this Agreement in respect of the affected Aircraft and *****

11.4	Limitation of Damages

The Buyer and the Seller agree that payment by the Seller of the amounts due pursuant to Clause 11.1 shall be considered to be a liquidated damages provision and has been calculated to compensate the Buyer for its entire damages for all losses of any kind due to Non-Excusable Delay. The Seller shall not in any circumstances have any liability whatsoever for Non-Excusable Delay other than as set forth in this Clause 11.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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12	WARRANTIES AND SERVICE LIFE POLICY

This Clause covers the terms and conditions of the warranty and service life policy.

12.1	Standard Warranty

12.1.1	Nature of Warranty

For the purpose of this Agreement the term “Warranted Part” shall mean any Seller proprietary component, equipment, accessory or part, which is installed on an Aircraft at Delivery thereof and which:

(i)	is manufactured to the detailed design of the Seller or a subcontractor of the Seller; and

(ii)	bears a part number of the Seller at the time of such Delivery.

Subject to the conditions and limitations as hereinafter provided for and except as provided for in Clause 12.1.2, the Seller warrants to the Buyer that each Aircraft and each Warranted Part shall at Delivery to the Buyer be free from defects:

(a)	in material;

(b)	in workmanship, including without limitation processes of manufacture;

(c)	in design (including without limitation the selection of materials) having regard to the state of the art at the date of such design; and

(d)	arising from failure to conform to the Specification, except to those portions of the Specification relating to performance or where it is expressly stated that they are estimates, approximations or design aims.

12.1.2	Exclusions

The warranties set forth in Clause 12.1.1 shall not apply to Buyer Furnished Equipment, nor to the Propulsion Systems, nor to any component, equipment, accessory or part installed on the Aircraft at Delivery that is not a Warranted Part except that:

(i)	any defect in the Seller’s workmanship in respect of the installation of such items in the Aircraft, including any failure by the Seller to conform to the installation instructions of the manufacturers of such items, that invalidates any applicable warranty from such manufacturers, shall constitute a defect in workmanship for the purpose of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1(b); and

17

(ii)	any defect inherent in the Seller’s design of the installation, in consideration of the state of the art at the date of such design, which impairs the use of such items, shall constitute a defect in design for the purpose of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1(c).

12.1.3	Warranty Period

The warranties set forth in Clauses 12.1.1 and 12.1.2 shall be limited to those defects that become apparent within ***** after Delivery of the affected Aircraft (the “Warranty Period”).

12.1.4	Buyer’s Remedy and Seller’s Obligation

(i)	The Buyer’s remedy and the Seller’s obligation and liability under Clauses 12.1.1 and 12.1.2 are limited to, at the Seller’s expense and option, the repair, replacement or correction of any Warranted Part which is defective (or to the supply of modification kits rectifying the defect), together with a credit to the Buyer’s account with the Seller of an amount equal to the mutually agreed direct labor costs expended in performing the removal and the reinstallation thereof on the Aircraft at the labor rate defined in Clause 12.1.8(v). The Seller may alternatively furnish to the Buyer’s account with the Seller a credit equal to the price at which the Buyer is entitled to purchase a replacement for the defective Warranted Part.

(ii)	In the event of a defect covered by Clauses 12.1.1(c), 12.1.1(d) and 12.1.2(H) becoming apparent within the Warranty Period, the Seller shall also, if so requested by the Buyer in writing, correct such defect in any Aircraft which has not yet been delivered to the Buyer, provided, however,

(iii)	*****

(iv)	*****

12.1.5	Cost of inspection

In addition to the remedies set forth in Clauses 12.1.4(i) and 12.1,4(ii), the Seller shall reimburse the direct labor costs incurred by the Buyer in performing inspections of the Aircraft to determine whether or not a defect exists in any Warranted Part within the Warranty Period subject to the following conditions:

(i)	such inspections are recommended by a Seller Service Bulletin to be performed within the Warranty Period;

(ii)	the reimbursement shall not apply for any inspections performed as an alternative to accomplishing corrective action as recommended by the Seller when such corrective action has been made available to the Buyer and such corrective action could have reasonably been accomplished by the Buyer at the time such inspections are performed or earlier,

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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(iii)	(ii) the labor rate for the reimbursement shall be the labor rate defined in Clause 12.1.8(v); and

(iv)	the manhours used to determine such reimbursement shall not exceed the Seller’s estimate of the manhours required for such inspections.

12.1.6	Warranty Claim Requirements

The Buyer’s remedy and the Seller’s obligation and liability under this Clause 12.1, with respect to any warranty claim submitted by the Buyer (each a “Warranty Claim”) are subject to the following conditions:

(i)	the defect having become apparent within the Warranty Period;

(ii)	the Buyer having filed a warranty claim within ***** of discovering the defect;

(iii)	the Buyer having submitted to the Seller evidence reasonably satisfactory to the Seller that the claimed defect is due to a matter embraced within this Clause 12.1 and that such defect has not resulted from any act or omission of the Buyer, including but not limited to, any failure to operate and maintain the affected Aircraft or part thereof in accordance with the standards set forth in Clause 12.1.12 or from any act or omission of any third party;

(iv)	the Seller having received a Warranty Claim complying with the provisions of Clause 12.1.8 below.

12.1.7	Warranty Administration

The warranties set forth in Clause 12.1 shall be administered as hereinafter provided for:

(i)	Claim Determination

Determination as to whether any claimed defect in any Warranted Part is a valid Warranty Claim shall be made by the Seller and shall be based upon the claim details, reports from the Seller’s Representatives, historical data logs, inspections, tests, findings during repair, defect analysis and other relevant documents.

(ii)	Transportation Costs

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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The cost of transporting a Warranted Part claimed to be defective to the facilities designated by the Seller and for the return therefrom of a repaired or replaced Warranted Part shall be *****.

(iii)	Return of an Aircraft

If the Buyer and the Seller mutually agree, prior to such return, that it is necessary to return an Aircraft to the Seller for consideration of a Warranty Claim, the Seller ***** The Buyer shall make its reasonable efforts to minimize the duration of the corresponding flights.

(iv)	On Aircraft Work by the Seller

If the Seller determines that a defect subject to this Clause 12.1 justifies the dispatch by the Seller of a working team to repair or correct such defect through the embodiment of one or several Seller’s Service Bulletins at the Buyer’s facilities, or if the Seller accepts the return of an Aircraft to perform or have performed such repair or correction, then the *****. The condition which has to be fulfilled for on-Aircraft work by the Seller is that, in the opinion of the Seller, the work necessitates the technical expertise of the Seller as manufacturer of the Aircraft. If said condition is fulfilled and if the Seller is requested to perform the work, the Seller and the Buyer shall agree on a schedule and place for the work to be performed.

(v)	Warranty Claim Substantiation

Each Warranty Claim filed by the Buyer under this Clause 12.1 shall contain at least the following data:

(a)	description of defect and action taken, if any,

(b)	date of incident and/or removal date,

(c)	description of Warranted Part claimed to be defective,

(d)	part number,

(e)	serial number (if applicable),

(f)	position on Aircraft,

(g)	total flying hours or calendar time, as applicable, at the date of defect appearance,

(h)	time since last shop visit at the date of defect appearance,

(i)	Manufacturer Serial Number of the Aircraft and/or its registration,

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

20

(j)	Aircraft total flying hours and/or number of landings at the date of defect appearance,

(k)	Warranty Claim number,

(l)	date of Warranty Claim,

(m)	Delivery Date of Aircraft or Warranted Part to the Buyer,

Warranty Claims are to be addressed as follows:

AIRBUS S.A.S.

CUSTOMER SERVICES DIRECTORATE

WARRANTY ADMINISTRATION

Rond Point Maurice Bellonte

B.P. 33

F 31707 BLAGNAC CEDEX

FRANCE

(vi)	Replacements

Title to and risk of loss of any Aircraft, component, accessory, equipment or part returned by the Buyer to the Seller shall at all times remain with the Buyer, except that:

(a)	risk of loss (limited to cost of replacement and excluding in particular loss of use) shall be with the Seller for as long as such Aircraft, component, accessory, equipment or part shall be under the care, custody and control of the Seller and;

(b)	title to and risk of loss of a returned component, accessory, equipment or part shall pass to the Seller upon shipment by the Seller to the Buyer of any item furnished by the Seller to the Buyer as a replacement therefor.

Upon the Seller’s shipment to the Buyer of any replacement component, accessory, equipment or part provided by the Seller pursuant to this Clause 12.1, title to and risk of loss of such replacement component, accessory, equipment or part shall pass to the Buyer.

(vii)	Rejection

The Seller shall provide reasonable written substantiation in case of rejection of a Warranty Claim. In such event the Buyer shall refund to the Seller reasonable inspection and test charges incurred in connection therewith.

(viii)	Inspection

21

The Seller shall have the right to inspect the affected Aircraft, documents and other records relating thereto in the event of any Warranty Claim under this Clause 12.1.

12.1.8	Inhouse Warranty

(i)	Seller’s Authorisation

The Seller hereby authorizes the Buyer to repair Warranted Parts (the “Inhouse Warranty”) subject to the terms of this Clause 12.1.8.

(ii)	Conditions for Seller’s Authorisation

The Buyer shall be entitled to repair such Warranted Parts:

(a)	provided the Buyer notifies the Seller’s representative of its intention to perform Inhouse Warranty repairs before any such repairs are started where the estimated cost of such repair is in excess of *****. The Buyer’s notification shall include sufficient detail regarding the defect, estimated labor hours and material to allow the Seller to ascertain the reasonableness of the estimate. The Seller agrees to use all reasonable efforts to ensure a prompt response and shall not unreasonably withhold authorisation;

(b)	provided adequate facilities and qualified personnel are available to the Buyer;

(c)	provided repairs are performed in accordance with the Seller’s Technical Data or written instructions; and

(d)	only to the extent specified by the Seller, or, in the absence of such specification, to the extent reasonably necessary to correct the defect, in accordance with the standards set forth in Clause 12.1.11.

(iii)	Seller’s Rights

The Seller shall have the right to require the return of any Warranted Part, or any part removed therefrom, which is claimed to be defective if, in the judgment of the Seller, the nature of the claimed defect requires technical investigation. Such return shall be subject to the provisions of Clause 12.1.7(ii). Furthermore, the Seller shall have the right to have a Seller representative present during the disassembly, inspection and testing of any Warranted Part claimed to be defective, subject to such presence being practical and not unduly delaying the repair.

(iv)	Inhouse Warranty Claim Substantiation

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

22

Claims for Inhouse Warranty credit shall be filed within the time period set forth in Clause 12.1.6(ii) and shall contain the same information as that required for Warranty Claims under Clause 12.1.7(v) and in addition shall include:

(a)	a report of technical findings with respect to the defect;

(b)	for parts required to remedy the defect:

-	part numbers,

-	serial numbers (if applicable),

-	parts description,

-	quantity of parts,

-	unit price of parts,

-	related Seller’s or third party’s invoices (if applicable),

-	total price of parts,

(c)	detailed number of labor hours;

(d)	Inhouse Warranty Labor Rate; and

(e)	total claim value.

(v)	*****

The Buyer’s sole remedy and the Seller’s sole obligation and liability with respect to Inhouse Warranty Claims shall be ***** determined as set forth below:

(a)	*****

(b)	***** The Inhouse Warranty Labor Rate shall be *****. For the purposes of this Clause 12.1.8(v) only, *****, defined in the Airframe Price Revision Formula.

(c)	Direct material costs are determined by the prices at which the Buyer acquired such material, excluding any parts and materials used for overhaul and as may be furnished by the Seller *****.

(vi)	Limitation

The Buyer shall in no event be credited for repair costs (including labor and material) for any Warranted Part in excess of ***** of the Seller’s current catalogue price for a replacement of such defective Warranted Part.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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(vii)	Scrapped Material

The Buyer shall retain any defective Warranted Part beyond economic repair and any defective part removed from a Warranted Part during repair for a period of either ***** after the date of completion of the repair or ***** after submission of a claim for Inhouse Warranty credit relating thereto, whichever is longer. Such parts shall be returned to the Seller within ***** of receipt of the Seller’s request to that effect. Notwithstanding the foregoing, the Buyer may scrap any such defective parts, which are beyond economic repair and not required for technical evaluation locally, with the agreement of the Seller representative(s). Scrapped Warranted Parts shall be evidenced by a record of scrapped material certified by an authorized representative of the Buyer and shall be kept in the Buyer’s file for a least the duration of the applicable Warranty Period.

12.1.9	Standard Warranty in case of Pooling or Leasing Arrangements

Without prejudice to Clause 17.1, the warranties provided for in this Clause 12.1 for any Warranted Part shall accrue to the benefit of any airline in revenue service, other than the Buyer, if the Warranted Part enters into the possession of any such airline as a result of a pooling or leasing agreement between such airline and the Buyer, in accordance with the terms and subject to the limitations and exclusions of the foregoing warranties and to the extent permitted by any applicable law or regulations.

12.1.10	Warranty for Corrected, Replaced or Repaired Warranted Parts

Whenever any Warranted Part, which contains a defect for which the Seller is liable under Clause 12.1, has been corrected, replaced or repaired pursuant to the terms of this Clause 12.1, the period of the Seller’s warranty with respect to such corrected, repaired or replacement Warranted Part, whichever the case may be, *****. If a defect is attributable to a defective repair or replacement by the Buyer, a Warranty Claim with respect to such defect shall be rejected, notwithstanding any subsequent correction or repair, and shall immediately terminate the remaining warranties under this Clause 12.1 in respect of the affected Warranted Part.

12.1.11	Accepted Industry Standard Practices Normal Wear and Tear

The Buyer’s rights under this Clause 12.1 are subject to the Aircraft and each component, equipment, accessory and part thereof being maintained, overhauled, repaired and operated in accordance with accepted industry standard practices, all Technical Data and any other instructions issued by the Seller, the Suppliers and

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

24

the Propulsion Systems Manufacturer and all applicable rules, regulations and directives of the relevant Aviation Authorities. The Seller’s liability under this Clause 12.1 shall not extend to normal wear and tear nor to:

(i)	any Aircraft or component, equipment, accessory or part thereof, which has been repaired, altered or modified after Delivery, except by the Seller or in a manner approved by the Seller;

(ii)	any Aircraft or component, equipment, accessory or part thereof, which has been operated in a damaged state; and

(iii)	any component, equipment, accessory and part from which the trademark, name, part or serial number or other identification marks have been removed.

12.1.12	Limitation of liability

THE SELLER SHALL NOT BE LIABLE FOR, AND THE BUYER SHALL INDEMNIFY THE SELLER AGAINST, ANY CLAIMS FROM ANY THIRD PARTIES FOR LOSSES DUE TO ANY DEFECT OR NON-CONFORMITY OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH ANY REPAIR OF ANY WARRANTED PART UNDERTAKEN BY THE BUYER UNDER THIS CLAUSE 12.1 OR ANY OTHER ACTIONS UNDERTAKEN BY THE BUYER UNDER THIS CLAUSE 12, WHETHER SUCH CLAIM IS ASSERTED IN CONTRACT OR IN TORT, OR IS PREMISED ON ALLEGED, ACTUAL, IMPUTED, ORDINARY OR INTENTIONAL ACTS OR OMISSIONS OF THE BUYER.

12.2	Seller Service Life Policy

12.2.1	In addition to the warranties set forth in Clause 12.1, the Seller further agrees that should a Failure occur in any Item (as these terms are defined herebelow) that has not suffered from an extrinsic force, then, subject to the general conditions and limitations set forth In Clause 12.2.4, the provisions of this Clause 12.2 shall apply. For the purposes of this Clause 12.2:

(i)	“Item” means any item listed in the Seller’s then current standard service life policy; and

(ii)	“Failure” means a breakage or defect that can reasonably be expected to occur on a fleetwide basis and which materially impairs the utility of the Item.

12.2.2	Periods and Seller’s Undertakings

The Seller agrees that if a Failure occurs in an Item ***** after the Delivery of said Aircraft, whichever shall first occur, the Seller shall, at its discretion and as promptly as practicable and with the Seller’s financial participation as hereinafter provided, either:

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

25

(i)	design and furnish to the Buyer a correction for such Item with a Failure and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts), or

(ii)	replace such Item.

12.2.3	Seller’s Participation in the Costs

Subject to the general conditions and limitations set forth in Clause 12.2.4, any part or Item that the Seller is required to furnish to the Buyer under this Service Life Policy in connection with the correction or replacement of an Item shall be furnished to the Buyer ***** therefore, ***** determined in accordance with the following formula:

*****

12.2.4	General Conditions and Limitations

(i)	The undertakings set forth in this Clause 12.2 shall be valid after the period of the Seller’s warranty applicable to an Item under Clause 12.1.

(ii)	The Buyer’s remedies and the Seller’s obligations and liabilities under this Service Life Policy are subject to the prior compliance by the Buyer with the following conditions:

(a)	the Buyer shall maintain log books and other historical records with respect to each Item, adequate to enable the Seller to determine whether the alleged Failure is covered by this Service Life Policy and, if so, to define the portion of the costs to be borne by the Seller in accordance with Clause 12.2.3;

(b)	the Buyer shall keep the Seller informed of any significant incidents relating to an Aircraft, howsoever occurring or recorded;

(c)	the Buyer shall comply with the conditions of Clause 12.1.11;

(d)	the Buyer shall implement specific structural inspection programs for monitoring purposes as may be established from time to time by the Seller. Such programs shall be as compatible as possible with the Buyer’s operational requirements and shall be carried out at the Buyer’s expense. Reports relating thereto shall be regularly furnished to the Seller; and

(e)	the Buyer shall report any breakage or defect in a Item in writing to the Seller within ***** after such breakage or defect becomes apparent, whether or not said breakage or defect can reasonably be expected to

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

26

occur in any other aircraft, and the Buyer shall have provided to the Seller sufficient detail on the breakage or defect to enable the Seller to determine whether said breakage or defect is subject to this Service Life Policy.

(iii)	Except as otherwise provided for in this Clause 12.2, any claim under this Service Life Policy shall be administered as provided for in, and shall be subject to the terms and conditions of, Clause 12.1.7.

(iv)	In the event of the Seller having issued a modification applicable to an Aircraft, the purpose of which is to avoid a Failure, the Seller may elect to supply the necessary modification kit *****. If such a kit is so offered to the Buyer, then, to the extent of such Failure and any Failures that could ensue therefrom, the validity of the Seller’s commitment under this Clause 12.2 shall be subject to the Buyer incorporating such modification in the relevant Aircraft, as promulgated by the Seller and in accordance with the Seller’s instructions, within a reasonable time.

(v)	This Service Life Policy is neither a warranty, performance guarantee, nor an agreement to modify any Aircraft or Airframe components to conform to new developments occurring in the state of airframe design and manufacturing art. The Seller’s obligation hereunder is to furnish only those corrections to the Items or provide replacements therefor as provided for in this Clause 12.2. The Buyer’s sole remedy and relief for the non-performance of any obligation or liability of the Seller arising under or by virtue of this Service Life Policy shall be *****, limited to the amount the Buyer reasonably expends in procuring a correction or replacement for any Item that is the subject of a Failure covered by this Service Life Policy and to which such nonperformance is related. The Buyer hereby waives, releases and renounces all claims to any further damages, direct, incidental or consequential, including loss of profits and all other rights, claims and remedies, arising under or by virtue of this Service Life Policy.

12.3	Supplier Warranties and Service Life Policies

Prior to/at Delivery of the first Aircraft, the Seller shall provide the Buyer with the warranties and, where applicable, service life policies that the Seller has obtained for Supplier Parts pursuant to the supplier product support agreements to be entered into between the Buyer and the Seller prior to Delivery.

12.3.1	Definitions

“Supplier” means any supplier of Supplier Parts.

“Supplier Part” means any component, equipment, accessory or part installed in an Aircraft at the time of Delivery thereof and for which there exists a Supplier Product Support Agreement. For the sake of clarity, Propulsion Systems and Buyer Furnished Equipment and other equipment selected by the Buyer to be supplied by suppliers with whom the Seller has no existing enforceable warranty agreements are not Supplier Parts.

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27

“Supplier Product Support Agreements” means agreements between the Seller and Suppliers to be negotiated in good faith between the Buyer and the Seller containing enforceable and transferable warranties and, in the case of landing gear suppliers, service life policies for selected structural landing gear elements.

12.3.2	Supplier’s Default

(i)	*****

(ii)	*****

(iii)	*****

12.4	Interface Commitment

12.4.1	Interface Problem

If the Buyer experiences any technical problem in the operation of an Aircraft or its systems due to a malfunction, the cause of which, after due and reasonable investigation, is not readily identifiable by the Buyer but which the Buyer reasonably believes to be attributable to the design characteristics of one or more components of the Aircraft (the “Interface Problem”), the Seller shall, if so requested by the Buyer, and without additional charge to the Buyer except for transportation of the Seller’s personnel to the Buyer’s facilities, promptly conduct or have conducted an investigation and analysis of such problem to determine, if possible, the cause or causes of the problem and to recommend such corrective action as may be feasible. The Buyer shall furnish to the Seller all data and information in the Buyer’s possession relevant to the Interface Problem and shall cooperate with the Seller in the conduct of the Seller’s investigations and such tests as may be required. At the conclusion of such investigation, the Seller shall promptly advise the Buyer in writing of the Seller’s opinion as to the cause or causes of the Interface Problem and the Seller’s recommendations as to corrective action.

12.4.2	Seller’s Responsibility

If the Seller determines that the Interface Problem is primarily attributable to the design of a Warranted Part, the Seller shall, if so requested by the Buyer and pursuant to the terms and conditions of Clause 12.1, correct the design of such Warranted Part to the extent of the Seller’s obligation as defined in Clause 12.1.

12.4.3	Supplier’s Responsibility

If the Seller determines that the Interface Problem is primarily attributable to the design of any Supplier Part, the Seller shall, if so requested by the Buyer, reasonably assist the Buyer in processing any warranty claim the Buyer may have against the Supplier.

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28

12.4.4	Joint Responsibility

If the Seller determines that the Interface Problem is attributable partially to the design of a Warranted Part and partially to the design of any Supplier Part, the Seller shall, if so requested by the Buyer, seek a solution to the Interface Problem through cooperative efforts of the Seller and any Supplier involved. The Seller shall promptly advise the Buyer of such corrective action as may be proposed by the Seller and any such Supplier. Such proposal shall be consistent with any then existing obligations of the Seller hereunder and of any such Supplier towards the Buyer. Such corrective action, when accepted by the Buyer, shall constitute full satisfaction of any claim the Buyer may have against either the Seller or any such Supplier with respect to such Interface Problem.

12.4.5	General

(i)	All requests under this Clause 12.4 shall be directed to both the Seller and the Supplier.

(ii)	Except as specifically set forth in this Clause 12.4, this Clause shall not be deemed to Impose on the Seller any obligations not expressly set forth elsewhere in this Clause 12.

(iii)	All reports, recommendations, data and other documents furnished by the Seller to the Buyer pursuant to this Clause 12.4 shall be deemed to be delivered under this Agreement and shall be subject to the terms, covenants and conditions set forth in this Clause 12.

12.5	*****

A.	*****

B.	*****

C.	*****

D.	*****

E.	*****

12.6	Duplicate Remedies

The Seller shall not be obliged to provide any remedy that duplicates any other remedy available to the Buyer in respect of the same defect under Clauses 12.1 and 12.2 as such Clauses may be amended, complemented or supplemented by other contractual agreements or by other Clauses of this Agreement.

12.7	Negotiated Agreement

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29

The Buyer specifically recognizes that:

12.7.1	the Specification has been agreed upon after careful consideration by the Buyer using its judgment as a professional operator of aircraft used in public transportation and as such is a professional within the same industry as the Seller;

12.7.2	this Agreement, and in particular this Clause 12, has been the subject of discussion and negotiation and is fully understood by the Buyer; and

12.7.3	the price of the Aircraft and the other mutual agreements of the Buyer set forth in this Agreement were arrived at in consideration of, inter alia, the provisions of this Clause 12, specifically including the waiver, release and renunciation by the Buyer set forth in Clause 12.5.

12.8	Disclosure to Third Party Entity

In the event of the Buyer intending to designate a third party entity (a “Third Party Entity”) to administrate this Clause 12, the Buyer shall notify the Seller of such intention prior to any disclosure of this Clause to the selected Third Party Entity and shall cause such Third Party Entity to enter into a confidentiality agreement and or any other relevant documentation with the Seller solely for the purpose of administrating this Clause 12.

12.9	Transferability

Without prejudice to Clause 17.1, the Buyer’s rights under this Clause 12 may not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise, without the Seller’s prior written consent, which shall not be unreasonably withheld. Any transfer in violation of this Clause 12.9 shall, as to the particular Aircraft involved, void the rights and warranties of the Buyer under this Clause 12 and any and all other warranties that might arise under or be implied in law.

13	PATENT AND COPYRIGHT INDEMNITY

13.1	Indemnity

13.1.1*****

(i)	*****

(ii)	*****

(a)	*****

(b)	*****

(iii)	*****

13.1.2*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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(i)	*****

(ii)	*****

(iii)	*****

13.1.3	*****

(i)	*****

(ii)	*****

13.2	Administration of Patent and Copyright Indemnity Claims

13.2.1	If the Buyer receives a written claim or a suit is threatened or commenced against the Buyer for infringement of a patent or copyright referred to in Clause 13.1, the Buyer shall:

(i)	forthwith notify the Seller giving particulars thereof;

(ii)	furnish to the Seller all data, papers and records within the Buyer’s control or possession relating to such patent or claim;

(iii)	refrain from admitting any liability or making any payment or assuming any expenses, damages, costs or royalties or otherwise acting in a manner prejudicial to the defense or denial of such suit or claim provided always that nothing in this sub-clause (iii) shall prevent the Buyer from paying such sums as may be required in order to obtain the release of the Aircraft, provided such payment is accompanied by a denial of liability and is made without prejudice;

(iv)	fully co-operate with, and render all such assistance to, the Seller as may be pertinent to the defense or denial of the suit or claim; and

(v)	act in such a way as to mitigate damages and / or to reduce the amount of royalties which may be payable as well as to minimise costs and expenses.

13.2.2	The Seller shall be entitled either in its own name or on behalf of the Buyer to conduct negotiations with the party or parties alleging infringement and may assume and conduct the defense or settlement of any suit or claim in the manner which, in the Seller’s opinion, it deems proper.

13.2.3	The Seller’s liability hereunder shall be conditional upon the strict and timely compliance by the Buyer with the terms of this Clause and is in lieu of any other liability to the Buyer express or implied which the Seller might incur at law as a result of any infringement or claim of infringement of any patent or copyright.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

31

14	BUYER FURNISHED EQUIPMENT

14.1	Administration

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

32

14.1.1	Without additional charge, the Seller shall provide for the installation of those items of equipment which are identified in the Specification as being furnished by the Buyer (“Buyer Furnished Equipment” or “BFE”), provided that they are referred to in the Airbus BFE Product Catalogue valid at the time the BFE is selected.

14.1.2	The Seller shall advise the Buyer of the dates by which, in the planned release of engineering for the Aircraft, the Seller requires a written detailed engineering definition (the “BFE Engineering Definition”) including the description of the dimensions and weight of BFE, the information related to its certification and information necessary for the installation and operation thereof. The Buyer shall furnish such detailed description and information by the dates so specified. Such information, dimensions and weights shall not thereafter be revised unless authorised by a Specification Change Notice.

14.1.3	The Seller shall also furnish in due time to the Buyer a schedule of dates and indication of shipping addresses for delivery of BFE and, where requested by the Seller, additional spare BFE to permit installation in the Aircraft and delivery of the Aircraft in accordance with the delivery schedule. The Buyer shall provide or cause to be provided such equipment by such dates in a serviceable condition, in order to allow performance of any assembly, test, or acceptance process in accordance with the industrial schedule.

14.1.4	The Buyer shall also provide, when requested by the Seller, at AIRBUS OPERATIONS S.A.S. works in TOULOUSE (FRANCE) and/or at AIRBUS OPERATIONS GMBH, Division Hamburger Flugzeugbau, works in HAMBURG (FEDERAL REPUBLIC OF GERMANY) adequate field service including support from BFE suppliers to act in a technical advisory capacity to the Seller in the installation, calibration and possible repair of any BFE.

14.1.5	The Seller shall be entitled to refuse any item of BFE which it considers incompatible with the Specification, the above mentioned engineering definition or the certification requirements.

14.1.6	The BFE shall be imported into FRANCE or into the FEDERAL REPUBLIC OF GERMANY by the Buyer under a suspensive customs system (“Régime de l’entrepôt industriel pour fabrication coordonnée” or “Zollverschluss”) without application of any French or German tax or customs duty, and shall be Delivered Duty Unpaid (DDU) according to the Incoterms definition.

Shipping Addresses:

AIRBUS OPERATIONS S.A.S.

Route de Bayonne

31300 TOULOUSE

FRANCE

33

or

AIRBUS OPERATIONS GMBH

Division Hamburger Flugzeugbau

Kreetslag 10

21129 HAMBURG

FEDERAL REPUBLIC OF GERMANY

as specified by the Seller.

14.2	Aviation Authorities’ Requirements

The Buyer is responsible for, at its expense, and warrants that BFE shall: (i) be manufactured by a qualified supplier; (ii) meet the requirements of the Specification; (iii) comply with the BFE Engineering Definition; (iv) comply with applicable requirements incorporated by reference to the Type Certificate and listed in the Type Certificate Data Sheet; (v) be approved by the Aviation Authorities delivering the Export Certificate of Airworthiness and by the Buyer’s Aviation Authority for installation and use on the Aircraft at the time of Delivery of such Aircraft; and (vi) not be subject to any legal obligation or other encumbrance that may prevent, hinder or delay the installation of the BFE in the Aircraft and/or Delivery of the Aircraft.

14.3	Buyer’s Obligation and Seller’s Remedies

14.3.1	Any delay or failure in complying with the foregoing warranty or in providing the descriptive information or service representatives mentioned in Clause 14.1 or in furnishing the BFE in serviceable condition at the requested delivery date or in obtaining any required approval for such equipment under the above mentioned Aviation Authorities regulations may delay the performance of any act to be performed by the Seller, and cause the Final Price of the Aircraft to be adjusted in accordance with the updated delivery schedule and to include in particular the amount of the Seller’s additional costs, attributable to such delay or failure such as storage, taxes, insurance and costs of out-of sequence installation.

14.3.2	Further, in any such event, the Seller may:

(i)	select, purchase and install an equipment similar to the involved one, in which event the Final Price of the affected Aircraft shall also be increased by the purchase price of such equipment plus reasonable costs and expenses incurred by the Seller for handling charges, transportation, insurance, packaging and if so required and not already provided for in the price of the Aircraft for adjustment and calibration; or

(ii)	if the BFE shall be so delayed by more than *****, or unapproved within ***** of the dates specified in Clause 14.1.2, deliver the Aircraft without the installation of such BFE, notwithstanding the applicable terms of Clause 7 insofar as it may otherwise have applied, and the Seller shall thereupon be relieved of all obligations to install such equipment. The Buyer may also elect to have the Aircraft so delivered.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

34

14.4	Title and Risk of Loss

Title to and risk of loss of any BFE shall at all times remain with the Buyer except that risk of loss (limited to cost of replacement of said BFE and excluding in particular loss of use) shall be with the Seller for as long as such BFE shall be under the care, custody and control of the Seller.

14.5	Disposition of BFE Following Termination

14.5.1	*****

14.5.2	The Buyer shall cooperate with the Seller in facilitating the sale of BFE pursuant to Clause 14.5.1 and shall be responsible for all costs incurred by the Seller in removing and facilitating the sale of such BFE. *****.

14.5.3	The Seller shall notify the Buyer as to those items of BFE not sold by the Seller pursuant to paragraph 14.5.1 above and, at the Seller’s request, the Buyer shall undertake to remove such items from the Seller’ facility within ***** of the date of such notice. The Buyer shall have no claim against the Seller for damage, loss or destruction of any item of BFE removed from the Aircraft and not removed from Seller’s facility within such period.

14.5.4	The Buyer shall have no claim against the Seller for damage to or destruction of any item of BFE damaged or destroyed in the process of being removed from the Aircraft, provided that the Seller shall use reasonable care in such removal.

14.5.5	The Buyer shall grant title (or, as the case may be, procure that title is granted to) the Seller to any BFE items that cannot be removed from the Aircraft without causing damage to the Aircraft or rendering any system in the Aircraft unusable.

15	INDEMNIFICATION

15.1	The Seller shall, except in case of gross negligence or wilful misconduct of the Buyer, its directors, officers, agents or employees, be solely liable for and shall indemnify and hold harmless the Buyer, its Affiliates and each of their respective directors, officers, agents, employees and insurers from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) in respect of:

15.1.1	loss of, or damage to, the Seller’s property;

15.1.2	injury to, or death of, the directors, officers, agents or employees of the Seller;

15.1.3	any damage caused by the Seller to third parties arising out of, or in any way connected with, any ground check, check or controls connected with the Technical Acceptance Process; and

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

35

15.1.4	any damage caused by the Buyer and/or the Seller to third parties arising out of, or in any way connected with, technical acceptance flights under Clause 8 of this Agreement.

15.2	The Buyer shall, except in case of gross negligence or wilful misconduct of the Seller, its directors, officers, agents or employees, be solely liable for and shall indemnify and hold harmless the Seller, its Affiliates and each of their respective directors, officers, agents, employees, sub-contractors and insurers from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) in respect of:

15.2.1	loss of, or damage to, the Buyer’s property;

15.2.2	injury to, or death of, the directors, officers, agents or employees of the Buyer; and

15.2.3	any damage caused by the Buyer to third parties arising out of, or in any way connected with the Technical Acceptance Process.

16	REMEDIES

16.1	Insolvency

In the event that either the Seller or the Buyer:

16.1.1	makes a general assignment for the benefit of creditors or becomes insolvent;

16.1.2	files a voluntary petition in bankruptcy;

16.1.3	petitions for or acquiesces in the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets;

16.1.4	commences under the laws of any competent jurisdiction any proceeding involving its insolvency, bankruptcy, readjustment of debt, liquidation or any other similar proceeding for the relief of financially distressed debtors;

16.1.5	becomes the object of any proceeding or action of the type described in (c) or (d) above and such proceeding or action remains undismissed or unstayed for a period of at least *****; or

16.1.6	is divested of a substantial part of its assets for a period of at least *****,

then the other party may, to the full extent permitted by law, by written notice, terminate all or part of its obligations under this Agreement.

16.2	*****

If for any Aircraft the Buyer fails to *****.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

36

16.3	*****

If the Buyer fails to *****.

16.4	Default under Other Agreements

If the Buyer *****.

16.5	Change of Control

If after the date of this Agreement the ultimate beneficial ownership of a majority of the shares in the Buyer or in the ultimate control of the Buyer occurs without the prior approval of the Seller, the Seller may, by written notice, terminate all or part of its obligations under this Agreement with respect to undelivered Aircraft.

16.6	General

16.6.1	To the fullest extent permitted by law, ***** upon receipt by the relevant party of the notice sent by the other party without it being necessary for either party to take any further action or to seek any consent from the other party or any court having jurisdiction.

16.6.2	The right for either party ***** shall be without prejudice to any other rights and remedies available to such party to enforce its rights under this Agreement before any court having jurisdiction pursuant to any failure by the other party to perform its obligations under this Agreement.

16.6.3	If the party taking the initiative of *****, the notice sent to the other party shall *****.

16.6.4	In the event of *****, without prejudice to any other rights and remedies available under this Agreement or by law, *****.

17	ASSIGNMENTS AND TRANSFERS

17.1	Assignments by Buyer

Except as hereinafter provided, the Buyer may not sell, assign, novate or transfer its rights and obligations under this Agreement to any person without the prior written consent of the Seller.

17.1.1	Assignments for Delivery Financing

The Buyer shall be entitled to assign its rights under this Agreement at any time in connection with the financing of its obligation to pay the Final Price subject to such assignment being in form and substance acceptable to the Seller.

17.2	Assignments by Seller

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

37

The Seller may at any time sell, assign, novate or transfer its rights and obligations under this Agreement to any person, provided such sale, assignment or transfer be notified to Buyer and shall not have a material adverse effect on any of Buyer’s rights and obligations under this Agreement.

17.3	Transfer of Rights and Obligations upon Restructuring

In the event that the Seller is subject to a corporate restructuring having as its object the transfer of, or succession by operation of law in, all or a substantial part of its assets and liabilities, rights and obligations, including those existing under this Agreement, to a person (the “Successor”) under the control of the ultimate controlling shareholders of the Seller at the time of that restructuring, for the purpose of the Successor carrying on the business carried on by the Seller at the time of the restructuring, such restructuring shall be completed without consent of the Buyer following notification by the Seller to the Buyer in writing. The Buyer recognises that succession of the Successor to the Agreement by operation of law, which is valid under the law pursuant to which that succession occurs, shall be binding upon the Buyer.

18	MISCELLANEOUS PROVISIONS

18.1	Data Retrieval

On the Seller’s reasonable request, the Buyer shall provide the Seller with all the necessary data, as customarily compiled by the Buyer and pertaining to the operation of the Aircraft, to assist the Seller in making an efficient and coordinated survey of all reliability, maintenance, operational and cost data with a view to monitoring the efficient and cost effective operations of the Airbus fleet worldwide.

18.2	Notices

All notices and requests required or authorized hereunder shall be given in writing either by personal delivery to an authorized representative of the party to whom the same is given or by registered mail (return receipt requested), express mail (tracking receipt requested) or by facsimile, to be confirmed by subsequent registered mail, and the date upon which any such notice or request is so personally delivered or if such notice or request is given by registered mail, the date upon which it is received by the addressee or, if given by facsimile, the date upon which it is sent with a correct confirmation printout, provided that if such date of receipt is not a Business Day notice shall be deemed to have been received on the first following Business Day, shall be deemed to be the effective date of such notice or request.

Seller’s address for notices is:

AIRBUS S.A.S.

Attn. To V.P. Contracts

1, rond-point Maurice Bellonte

31707 BLAGNACCEDEX

FRANCE

38

Buyer’s address for notices is:

Vertical Horizons, Ltd.

c/o Intertrust SPV (Cayman) Limited

190 Elgin Avenue

George Town

Grand Cayman, KY1 9005

Cayman Islands

Attention:	Directors
Fax:	+1 345 945 4757

or such other address or such other person as the party receiving the notice or request may reasonably designate from time to time.

18.3	Waiver

The failure of either party to enforce at any time any of the provisions of this Agreement, or to exercise any right herein provided, or to require at any time performance by the other party of any of the provisions hereof, shall in no way be construed to be a present or future waiver of such provisions nor in any way to affect the validity of this Agreement or any part thereof or the right of the other party thereafter to enforce each and every such provision. The express waiver (whether made one (1) or several times) by either party of any provision, condition or requirement of this Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

18.4	Law and Jurisdiction

18.4.1	This Agreement shall be governed by and construed in accordance with the laws of England.

18.4.2	Any dispute arising out of or in connection with this Agreement shall be within the exclusive jurisdiction of the Courts of England.

18.4.3	The parties do not intend that any term of this Agreement shall be enforceable solely by virtue of the Contracts (Rights of Third Parties) Act 1999 by any person who is not a party to this Agreement.

18.5	International Supply Contract

The Buyer and the Seller recognise that this Agreement is an international supply contract which has been the subject of discussion and negotiation, that all its terms and conditions are fully understood by the parties, and that the Specification and price of the Aircraft and the other mutual agreements of the parties set forth herein were arrived at in consideration of, inter alia, all the provisions hereof specifically including all waivers, releases and renunciations by the Buyer set out herein. The Buyer and the Seller hereby also agree that the United Nations Convention on Contracts for the International Sale of Goods shall not apply to this transaction.

39

18.6	Severability

In the event that any provision of this Agreement should for any reason be held ineffective, the remainder of this Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law, which renders any provision of this Agreement prohibited or unenforceable in any respect.

18.7	Alterations to Contract

This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understandings, commitments or representations whatsoever oral or written in respect thereto. This Agreement shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both parties or by their duly authorised representatives.

18.8	Language

All correspondence, documents and any other written matters in connection with this Agreement shall be in English.

18.9	Counterparts

This Agreement has been executed in two (2) original copies. Notwithstanding the above, this Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same Agreement.

18.10	Inconsistencies

In the event of any inconsistency between the terms of this Agreement and the terms contained in either (i) the Specification, or (ii) any other Exhibit, in each such case the terms of this Agreement shall prevail over the terms of the Specification or any other Exhibit. For the purpose of this Clause 18.10, the term Agreement shall not include the Specification or any other Exhibit hereto.

18.11	Confidentiality

This Agreement including any Exhibits, other documents or data exchanged between the Buyer and the Seller for the fulfilment of their respective obligations under the Agreement shall be treated by both parties as confidential and shall not be released in whole or in part to any third party except:

(a)	as may be required by law;

(b)	to its professional advisors for the purpose of implementation of this Agreement and the transactions contemplated herein.

40

Both the Buyer and the Seller agree:

(i)	not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior written consent of the other party hereto;

(ii)	that any and all terms and conditions of the transaction contemplated in this Agreement are strictly personal and exclusive to the Buyer, including in particular, but not limited to, the Aircraft pricing (the “Personal Information”). The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the “Receiving Party”).

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(a)	the contact details of the Receiving Party;

(b)	the extent of the Personal Information subject to disclosure; and

(c)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency. The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed. The provisions of this Clause 18.11 shall survive any termination of this Agreement for a period of *****.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

41

IN WITNESS WHEREOF this Agreement was entered into the day and year first above written.

For and on behalf of	For and on behalf of

Vertical Horizons, Ltd.	AIRBUS S.A.S.
Name: .........................................................................	Title: .........................................................................

Name: .........................................................................	Title: .........................................................................

42

EXHIBIT A

Part 1

AIRFRAME PRICE REVISION FORMULA

1.	BASE PRICE

The Airframe Base Price quoted in Clause 3.1 of the Agreement is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

2.	BASE PERIOD

The Airframe Base Price has been established in accordance with the average economic conditions prevailing in ***** and corresponding to a theoretical delivery in ***** as defined by “EClb” and “ICb” index values indicated hereafter.

3.	INDEXES

Labor Index: “Employment Cost Index for Workers in Aerospace manufacturing” hereinafter referred to as “ECI336411W”, quarterly published by the US Department of Labor, Bureau of Labor Statistics, in “NEWS”, and found in Table 9, “WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group”, or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, NAICS Code 336411, base month and year December 2005 = 100).

The quarterly value released for a certain month (March, June, September and December) shall be the one deemed to apply for the two preceding months.

Index code for access on the Web site of the US Bureau of Labor Statistics: CIU20232110000001.

Material Index: “Industrial Commodities” (hereinafter referred to as “1C”) as published in “PPI Detailed Report” (found in Table 6. “Producer price indexes and percent changes for commodity and service groupings and individual items not seasonally adjusted” or such other names that may be from time to time used for the publication title and/or table). (Base Year 1982 = 100).

Index code for access on the Web site of the US Bureau of Labor Statistics: WPU03THRU15.

4.	REVISION FORMULA

*****

5.	GENERAL PROVISIONS

5.1	Roundings

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

43

The Labor Index average and the Material Index average shall be computed to the first decimal. If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

Each quotient ([*****]) and (*****) shall be rounded to the nearest ten-thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

The final factor shall be rounded to the nearest ten-thousandth (4 decimals).

The final price shall be rounded to the nearest whole number (0.5 or more rounded to 1).

5.2	Substitution of Indexes for Airframe Price Revision Formula

If:

(a)	the United States Department of Labor substantially revises the methodology of calculation of the Labor Index or the Material Index as used in the Airframe Price Revision Formula, or

(b)	the United States Department of Labor discontinues, either temporarily or permanently, such Labor Index or such Material Index, or

(c)	the data samples used to calculate such Labor Index or such Material Index are substantially changed;

the Seller shall select a substitute index for inclusion in the Airframe Price Revision Formula (the “Substitute Index”).

The Substitute Index shall reflect as closely as possible the actual variance of the Labor Costs or of the material costs used in the calculation of the original Labor Index or Material Index as the case may be.

As a result of the selection of the Substitute Index, the Seller shall make an appropriate adjustment to the Airframe Price Revision Formula to combine the successive utilization of the original Labor Index or Material Index (as the case may be) and of the Substitute Index.

5.3	Final Index Values

The Index values as defined in Clause 4 above shall be considered final and no further adjustment to the base prices as revised at Delivery of the Aircraft shall be made after Aircraft Delivery for any subsequent changes in the published Index values.

5.4	*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

44

EXHIBIT A

Part 2

PROPULSION SYSTEMS PRICE REVISION FORMULA

CFM INTERNATIONAL

1	REFERENCE PRICE OF THE PROPULSION SYSTEM

The “Propulsion Systems Reference Price” (as such term is used in this Exhibit A Part 2) of a set of two (2) CFM International CFM56-5B3/3 Engines is *****

The Propulsion Systems Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions of this Exhibit C Part 2.

REFERENCE PERIOD

The Propulsion Systems Reference Price has been established in accordance with the economic conditions prevailing for a ***** as defined by CFM international by the Reference Composite Price Index (CPI) 148.84.

INDEXES

Labor Index: “Employment Cost Index for Workers in Aerospace manufacturing” hereinafter referred to as “ECI336411W”, quarterly published by the US Department of Labor, Bureau of Labor Statistics, in “NEWS”, and found in: Table 9, “WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group”, or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, NAICS Code 336411, base month and year December 2005 = 100, *****).

The quarterly value released for a certain month (March, June, September and December) will be the one deemed to apply for the two (2) preceding months.

Index code for access on the Web site of the US Bureau of Labor Statistics: CIU20232110000001.

Material Index: “Industrial Commodities” (hereinafter referred to as “IC”) as published in “PPI detailed report” (found in Table 6. “Producer price indexes and percent changes for commodity groupings and individual items not seasonally adjusted” or such other names that may be from time to time used for the publication title and/or table). (Base Year 1982 = 100).

Index code for access on the Web site of the US Bureau of Labor Statistics: WPU03THRU15.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

45

4.	REVISION FORMULA

*****

5.	GENERAL PROVISIONS

5.1	Roundings

(i)	The Material Index average (*****) will be rounded to the nearest second decimal place and the Labor Index average (*****) will be rounded to the nearest first decimal place.

(ii)	***** will be rounded to the nearest second decimal place.

(iii)	The final factor (*****) will be rounded to the nearest fourth decimal place.

If the next succeeding place is five (5) or more, the preceding decimal place will be raised to the next higher figure.After final computation, ***** will be rounded to the nearest whole number (0.5 rounds to 1).

5.2	Final Index Values

The revised Propulsion Systems Reference Price at the date of Aircraft delivery will not be subject to any further adjustment in the indexes.

5.3	Interruption of Index Publication

If the US Department of Labor substantially revises the methodology of calculation or discontinues any of the indexes referred to hereabove, the Seller will reflect the substitute for the revised or discontinued index selected by CFM International, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

Appropriate revision of the formula will be made to accomplish this result.

5.4	Annulment of the Formula

Should the above ***** provisions become null and void by action of the US Government, the Propulsion Systems Reference Price will be adjusted due to increases in the costs of labor and material which have occurred from the period represented by the applicable Reference Composite Price Index to the ***** prior to the scheduled month of Aircraft delivery.

5.5	*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

46

EXHIBIT B

CERTIFICATE OF ACCEPTANCE

In accordance with the terms of [clause [ 🌑 ]] of the purchase agreement dated [day] [month] [year] and made between Vertical Horizons, Ltd. (the “Customer”) and Airbus S.A.S. as amended and supplemented from time to time (the “Purchase Agreement”), the technical acceptance tests relating to one Airbus A321 aircraft, bearing manufacturer’s serial number [ 🌑 ], and registration mark [ 🌑 ] (the “Aircraft”) have taken place in *****.

In view of said tests having been carried out with satisfactory results, the Customer, [as agent of [insert the name of the lessor/SPC] (the “Owner”) pursuant to the [purchase agreement assignment] dated [day] [month] [year], between the Customer and the Owner] hereby approves the Aircraft as being in conformity with the provisions of the Purchase Agreement and accepts the Aircraft for delivery in accordance with the provisions of the Purchase Agreement.

Such acceptance shall not impair the rights that may be derived from the warranties relating to the Aircraft set forth in the Purchase Agreement.

Any right at law or otherwise to revoke this acceptance of the Aircraft is hereby irrevocably waived.

IN WITNESS WHEREOF, the Customer, [as agent of the Owner] has caused this instrument to be executed by its duly authorised representative this                  day of [month], [year] in *****.

CUSTOMER [as agent of OWNER]

Name:

Title:

Signature:

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

47

EXHIBIT C

BILL OF SALE

Know all men by these presents that Airbus S.A.S., a Société par Actions Simplifiée existing under French law and having its principal office at 1 rond-point Maurice Bellonte, 31707 Blagnac Cedex, FRANCE (the “Seller”), was this [day] [month] [year] the owner of the title to the following airframe (the “Airframe”), the propulsion systems as specified (the “Propulsion Systems”) and [all appliances, components, parts, instruments, accessories, furnishings, modules and other equipment of any nature], excluding buyer furnished equipment (“BFE”), incorporated therein, installed thereon or attached thereto on the date hereof (the “Parts”):

AIRFRAME:		PROPULSION SYSTEMS:

AIRBUS Model A321-200		CFM International CFM56-5B3/3

MANUFACTURER’S SERIAL NUMBER:	[ 🌑 ]	ENGINE SERIAL NUMBERS:

LH: [ 🌑 ]

RH: [ 🌑 ]

REGISTRATION MARK:	[ 🌑 ]

The Airframe, Propulsion Systems and Parts are hereafter together referred to as the “Aircraft”.

The Seller did this                  day of [month] [year], sell, transfer and deliver all of its above described rights, title and interest in and to the Aircraft to the following entity and to its successors and assigns forever, said Aircraft to be the property thereof:

[Insert Name/Address of Buyer]

(the “Buyer”)

The Seller hereby warrants to the Buyer, its successors and assigns that it had good and lawful right to sell, deliver and transfer title to the Aircraft to the Buyer and that there was conveyed to the Buyer good, legal and valid title to the Aircraft, free and clear of all liens, claims, charges, encumbrances and rights of others and that the Seller will warrant and defend such title forever against all claims and demands whatsoever.

This Bill of Sale shall be governed by and construed in accordance with the laws of England.

48

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized representative this              day of [month], [year] in *****.

AIRBUS S.A.S.

Name:

Title:

Signature:

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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EXHIBIT D

PRE-DELIVERY PAYMENTS, SCHEDULED DELIVERY MONTHS

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***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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]

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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APPENDIX 1

SPECIFICATION CHANGE NOTICE

Based on A821-200 *****

ATA	Description
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***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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Execution Page

Purchase Agreements — Assignment and Assumption Agreement

Airbus A320neo Aircraft / Airbus A321ceo Aircraft

Frontier / Vertical Horizons

Customer
/s/ James G. Dempsey
for and on behalf of
Frontier Airlines, Inc.
Name: James G. Dempsey
Title: Chief Financial Officer

Buyer
/s/ Otelia Scott
for and on behalf of
Vertical Horizons, Ltd.
Name: Otelia Scott
Title: Director

Airbus
/s/ Christophe Mourey
for and on behalf of
Airbus S.A.S.
Name: Christophe Mourey
Title: Senior Vice President Contracts

54